UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

AirTran Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 6, 2009

Dear Stockholder,

On behalf of your board of directors and management, you are cordially invited to attend AirTran Holdings, Inc.’s 2009 Annual Meeting of Stockholders to be held on Wednesday, May 20, 2009, at the Gaylord Palms Hotel & Convention Center, 6000 W. Osceola Parkway, Orlando, Florida 34746. The meeting will begin at 11:00 a.m., Eastern Daylight Savings Time. This booklet includes the formal notice of meeting and the proxy statement. You will find information regarding admission to the annual meeting and the business to be conducted on the following pages.

Stockholders of record at the close of business on March 23, 2009, are entitled to vote at the annual meeting. Whether or not you plan to attend, we encourage you to read the proxy statement and vote as soon as possible. You may vote:

•	by following the Internet voting procedures described in the Notice of Internet Availability of Proxy Materials;

•	by following the telephone voting procedures described in these proxy materials; or

•	if you requested printed paper materials, by completing, signing, dating and returning the enclosed proxy card in the envelope provided.

We encourage you to continue to receive future annual reports, proxy statements and other materials over the Internet rather than printed paper materials. Providing you with proxy materials via the Internet can save us a substantial amount of money in postage and printing costs.

Stockholders may attend the annual meeting; however, seating is limited and will be available on a first-come, first-served basis. If you plan to attend the meeting, please bring proof of stock ownership to the meeting. A brokerage account statement showing that you owned stock on March 23, 2009 is acceptable proof.

Sincerely yours,

Richard P. Magurno Senior Vice President, General Counsel and Secretary

Official Notice of Annual Meeting of Stockholders

TIME	Registration Begins:	10:00 a.m., Eastern Daylight Savings Time
	Meeting Begins:	11:00 a.m., Eastern Daylight Savings Time

DATE	Wednesday, May 20, 2009

PLACE	Gaylord Palms Hotel & Convention Center 6000 W. Osceola Parkway Orlando, FL 34746

ITEMS OF BUSINESS

(1) To elect three Class I directors for a term of three years each.

(2) To approve the Company’s amended and restated Long-Term Incentive Plan, including amendments to increase the number of shares authorized for issuance thereunder by 6,000,000 shares.

(3) To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2009.

To transact such other business that may properly come before the meeting.

RECORD DATE	You are entitled to vote at the annual meeting if you were a stockholder of record at the close of business on March 23, 2009.

FINANCIAL STATEMENTS	Audited financial statements for the year ended December 31, 2008, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations are included in Form 10-K, such portions of which are also contained in the Annual Report included with this communication.

ANNUAL MEETING ADMISSION	To attend the annual meeting you must have a valid proof of identification and other proof of beneficial ownership of AirTran Holdings Inc. shares (such as a brokerage statement reflecting your stock ownership as of March 23, 2009).

VOTING BY PROXY	Your vote is important. Please vote by using the Internet, by telephone, or by requesting, signing and returning a physical proxy card as soon as possible to ensure your representation at the annual meeting. Your proxy materials contain instructions for each of these voting options.

By Order of the Board of Directors,

Richard P. Magurno

April 6, 2009

2008 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

ii

AIRTRAN HOLDINGS, INC.

9955 AirTran Boulevard

Orlando, Florida 32827

(407) 318-5000

PROXY STATEMENT

FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

We are making these proxy materials available to you on the Internet or, upon your request, by delivery of printed versions of these materials to you by mail, in connection with the solicitation of proxies by the board of directors of AirTran Holdings, Inc. for the 2009 annual meeting of our stockholders to be held on Wednesday, May 20, 2009, at 11:00 a.m., Eastern Daylight Savings Time at Gaylord Palms Hotel & Convention Center, 6000 W. Osceola Parkway, Orlando, Florida 34746 and any adjournment or postponement of the annual meeting. In this proxy statement, we refer to AirTran Holdings, Inc., as “AirTran,” the “company,” “we,” or “us.”

Our stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

These proxy materials include:

•	Our proxy statement for the annual meeting; and

•	Our 2008 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you requested printed versions of these materials by mail, these materials also include the proxy card for the annual meeting.

We are pleased again this year to take advantage of rules adopted by the Securities and Exchange Commission that permit companies to provide access to proxy materials, including annual reports, over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials—which we sometimes refer to as the “Notice”—to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access these proxy materials over the Internet or request a printed copy may be found on the Notice.

We intend to mail the Notice of Internet Availability of Proxy Materials starting on or about April 6, 2009. Our annual report for the year ended December 31, 2008, and this proxy statement will be available online concurrently with the mailing of such notice.

The Notice will provide you with instructions regarding how to view our proxy materials for the annual meeting on the Internet.

Unless you instruct us otherwise, or have previously instructed us otherwise, we will continue to provide all our future proxy materials to you electronically. Continuing to receive your future proxy materials via the

Internet will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. So long as you do not object to receiving future proxy materials through the Internet, you will receive either a mailed notice or an email with instructions containing a link to those materials and a link to the proxy voting site. If you elect to receive printed paper proxy materials, your election will remain in effect until you terminate it. If you have previously elected to receive printed paper proxy materials, but now wish to receive the proxy materials electronically, please contact us via e-mail at sendmaterial@proxyvote.com or by telephone at 1-800-579-1639 or on the internet at www.proxyvote.com.

ABOUT THE MEETING

At our annual meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting. The scheduled matters to be acted upon at the 2009 annual meeting are the election of directors, the approval of the Company’s amended and restated Long Term Incentive Plan, and the ratification of Ernst & Young LLP as our independent registered public accounting firm. In addition, our management will report on our performance during the 2008 year.

VOTING INFORMATION

All shares represented by properly executed proxies received by the board of directors pursuant to this solicitation will be voted in accordance with the stockholder’s directions specified in the applicable voting instructions or proxy card. If no directions have been specified during Internet or telephone voting or by marking the appropriate places on a physical proxy card, the shares will be voted in accordance with the board’s recommendations which are:

•	FOR the election of Don L. Chapman, Geoffrey T. Crowley, and Lewis H. Jordan as Class I directors of the company for a three-year term.

•	FOR the approval of the company’s fourth amended and restated Long-Term Incentive Plan.

•	FOR ratification of the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal 2009.

A stockholder providing a proxy has the power to revoke it at any time prior to its exercise by delivering to the company a later dated proxy or by giving notice to the company in writing or at the meeting, but without affecting any vote previously taken.

Record Date

You may vote all shares that you owned as of March 23, 2009, which is the record date for the annual meeting. On March 23, 2009, we had 119,908,521 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares. As the holder of record, you have the right to give your voting instructions by the Internet or by telephone directly to us, give your proxy directly to us or vote in person at the annual meeting. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record has sent a Notice of Internet Availability of Proxy Materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form over the Internet or telephone, as provided to you by the holder of record, or by filling out a physical voting instruction form provided to you by the holder of record if you requested physical delivery of printed proxy materials.

Electronic Delivery

We are delivering this year’s annual meeting materials, and expect to deliver future annual meeting materials, to you electronically by making them available over the Internet, unless you have requested or request, to receive printed copies of such materials. If your shares are currently registered directly in your name with American Stock Transfer & Trust Company, our stock registrar and transfer agent, you can elect to receive printed paper copies of these or future annual meeting materials by mail delivery by going to the website www.proxyvote.com and following the instructions provided. If your shares of company stock are held in a brokerage account, please refer to the information provided by your bank, broker or nominee for instructions on how to elect to receive printed copies of these or future annual meeting materials by mail. Providing you with annual meeting materials via the Internet instead of mailing printed paper materials will save your company a substantial amount of money in postage and printing costs and is environmentally friendly.

How to Vote

Your Vote Is Important. We encourage you to vote promptly. Internet and telephone voting is available through 11:59 p.m. Eastern time on Wednesday, May 19, 2009, for all shares held of record. You may vote in one of the following ways:

By Internet: You can vote your shares by Internet. Your Notice indicates the website and control number you need to access Internet voting. You may vote by Internet 24 hours a day. The website has easy to follow instructions and you will be able to confirm that the system has properly recorded your votes. If you are an owner in street name, please follow the Internet voting instructions that accompany the notice from your broker.

By Telephone: If you are located in the U.S., you can vote your shares by calling the toll-free number 1-800-690-6903 or other number provided in the instructions from your broker. As with Internet voting, holders of record may vote by telephone 24 hours a day. The telephone voting system also has easy-to-follow instructions and, as with Internet voting, allows you to confirm that the system has properly recorded your votes.

By Mail: If you have requested delivery of printed materials by mail, you will receive a proxy card in such materials and you can vote by marking, dating, signing the proxy card and returning it by mail in the enclosed postage-paid envelope. Although we have no intention to currently do so, we may also elect, depending on the circumstances, to send you a physical printed proxy card or elect to have the holder of record send you physical printed voting instructions. If you hold your shares in street name and you have requested physical delivery of printed materials by mail from your broker, please complete and mail the voting instruction card.

At The Annual Meeting: The way you vote your shares now will not limit your right to change your vote at the annual meeting if you attend in person. If you hold your shares in street name, you must obtain a physical proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you fail to completely vote during Internet or telephone voting or if you sign and return a proxy card without any voting instructions, your shares will be voted as the board of directors recommends.

Revocation Of Proxies: You can revoke your proxy at any time before your shares are voted if you: (1) provide subsequent Internet or telephone voting instructions; (2) submit a later-dated proxy (or voting instructions if you hold shares in street name); (3) vote in person at the meeting; or (4) submit a written revocation to our corporate secretary.

Quorum and Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the votes that stockholders are entitled to cast are present at the meeting, either in person or by proxy.

Votes Required For Proposals: To elect the Class I directors, a plurality of votes cast is required. To adopt the fourth amended and restated Long-Term Incentive Plan and to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm, a majority of votes cast is required.

Routine And Non-Routine Proposals: New York Stock Exchange (NYSE) rules determine whether proposals presented at stockholder meetings are routine or not routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without voting instructions from the owner.

If a proposal is not routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is not routine and the owner does not provide any instructions.

Under current New York Stock Exchange rules, the election of directors and ratification of the independent public accounting firm are routine items. Adoption of the fourth amended and restated Long-Term Incentive Plan is not a routine item.

On February 26, 2009, the New York Stock Exchange filed with the SEC the latest proposed amendment of NYSE Rule 452 and of corresponding NYSE Listed Company Manual Section 402.08 that would eliminate broker discretionary voting on the election of directors of shares held in client accounts when the broker has not timely received voting instructions from the client. The proposed amendment would be applicable to proxy voting by NYSE member-firm brokers with respect to stockholder meetings held on or after January 1, 2010, but has not been implemented and still is subject to approval by the SEC.

Broker Vote: If you hold your shares in a bank or brokerage account, you should be aware that if you fail to instruct your bank or broker how to vote within 10 days of the meeting, the bank or broker is permitted to vote your shares in its discretion on your behalf on routine items. While banks and brokers have historically cast their votes on routine items in support of management in the absence of instructions from their clients, some firms are now casting uninstructed votes in the same proportion as their clients’ instructed votes. Giving, in effect, investors who provide voting instructions to brokers an opportunity to disproportionately influence the outcome of proxy voting. Thus, if you want to assure that your shares are voted in accordance with your wishes on Items 1 and 3, the routine matters in this proxy statement, and on Item 2, you should complete and return your voting instruction form before May 8, 2009.

How We Count Votes:

•	In determining whether we have a quorum, we count abstentions and broker non-votes, if any, as present and entitled to vote.

•

In counting votes on the election of directors, we do not count abstentions or broker non-votes, if any, as votes cast for the election of directors, but we do count votes withheld for one or more nominees as votes cast.

•	In counting votes to adopt our fourth amended and restated Long Term Incentive Plan, we do not count abstentions as votes cast.

•	In counting votes on the ratification of the independent public accounting firm, we do not count abstentions or broker non-votes, if any, as votes cast.

CORPORATE GOVERNANCE

Our business is managed by the company’s employees under the direction and oversight of the board of directors. Except for Mr. Fornaro, none of our board members is an employee of the company. The board limits membership of the audit committee, compensation committee, and nominating and corporate governance committee to independent non-management directors. We keep board members informed of our business through discussions with management, materials we provide to them, visits to our offices and facilities, and their participation in board and board committee meetings.

The board of directors has adopted charters for each of the audit, compensation, nominating and corporate governance, and financial policy and risk committees. The board also has adopted the company’s code of conduct and ethics for directors and employees, to which our principal executive officer, principal financial officer and principal accounting officer are subject. The charters and the code provide a framework for the governance of the company.

Complete copies of the charters and the code, as well as other corporate governance guidelines, as in effect from time-to-time, may be found on the company’s investor relations website at, www.airtran.com. Copies of these materials are also available without charge upon written request to the corporate secretary of the company.

The board intends to review the company’s corporate governance principles, charters, code and other aspects of governance annually, or more often if necessary, to remain current in all aspects of corporate governance. The board also has adopted a policy to self-evaluate its performance and that of each of its committees on an annual basis.

Summary of Corporate Governance Principles

Independence

We require that a majority of the board of directors consist of independent, non-management directors, who also meet the criteria for independence required by the New York Stock Exchange. Under such rules, a director is independent if he or she does not have a material relationship with the company. Our board annually evaluates each board member’s independence.

The board of directors has determined that as of March 19, 2009, nine of the company’s ten incumbent directors are independent, including under NYSE guidelines: Ms. Biggins and Messrs. Chapman, Crowley, D’Aloia, Drummond, Fielder, Jackson, Jordan and Michas. Our management director, Mr. Fornaro, continues to participate in the board’s activities and provides valuable insights and advice. Each member of our audit, compensation, and nominating and corporate governance committees is an independent director both under the general definition for board independence as well as any separate independence criteria for service on the applicable committee whether required by the SEC, the New York Stock Exchange or AirTran. A majority of the members of our financial policy and risk committee are independent. Independence requirements for committee service are set forth in the respective committee charters.

Under our corporate governance guidelines, our non-management directors meet quarterly outside of the presence of any management member of our board. The meeting of non-management board members is chaired by one of the independent members of our board and the chairperson of those meetings rotates among all independent members of our board based on seniority on our board. The chairperson of each of the next four scheduled meetings will be: Mr. Michas (May 2009), Mr. Crowley (July 2009), Mr. Jackson (October 2009) and Mr. Jordan (January 2010).

Stock Ownership

Director Share Ownership

The company believes that each director should have a personal investment in the company. Each non-management director (or future non-management director, as the case may be) is required to own at least five thousand (5,000) shares of AirTran common stock within three years of the date of his or her election to the board. Each of our directors with three or more years of service on the board meets our director share ownership requirements. Each non-management director (or future non-management director, as the case may be) must maintain ownership of such number of shares of common stock until such non-management director ceases to serve as a member of the board.

Management Share Ownership

The company believes that each officer should have a personal investment in the company. In July 2006, the compensation committee recommended and the board of directors adopted changes to the compensation committee charter allowing the compensation committee to establish stock ownership policies for the company’s officers in addition to the director share ownership policy (which likewise is set and administered by the compensation committee). By July 25, 2009, “senior officers” must hold ten thousand (10,000) shares of common stock and “junior officers” must hold five thousand (5,000) shares of common stock. Future new, or newly promoted, officers must meet the requirements within three years of election or appointment to their position. The company’s senior officers are its chief executive officer, president and each senior vice president. Each of its other ten officers, none of whom are executive officers for purposes of applicable SEC rules, are junior officers. Each of the chair of the compensation committee and the company’s chief executive officer may waive or otherwise limit the policy based on hardship, provided that any such action by the chief executive officer must be promptly reported to the chair of the compensation committee.

Annual Meeting Attendance

The board of directors encourages all its members to attend the annual meeting of stockholders. In May 2008, all incumbent director nominees were present at the annual meeting of stockholders.

Communications by and with Directors

Non-management directors have access to individual members of management and to other employees of the company on a confidential basis. Directors also have access to company records and files and directors may contact other directors without informing company management of the purpose or even the fact of such contact.

The board of directors has provided the means by which stockholders, employees or other interested parties may send communications to the board or to individual members of the board. Such communications should be directed to the general counsel of the company at AirTran Airways, Inc., Office of the General Counsel and Corporate Secretary, 9955 AirTran Boulevard, Orlando, Florida 32827. Our general counsel will forward communications to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the general counsel or his designee, may not be forwarded to the directors.

If a stockholder wishes to communicate to the chairperson of the audit committee about a concern relating to the company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the chairperson of the audit committee in care of the company’s general counsel at the company’s headquarters address. If the concern relates to the company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the chairperson of the ethics committee in care of the company’s general counsel at the company’s headquarters address. If the stockholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of the company’s general counsel.

Conduct and Ethics

Our code of conduct and ethics, applicable to all employees as well as board members, as in effect from time to time, may be found on our website, www.airtran.com. A printed copy of the code of conduct and ethics will be sent by mail to stockholders upon written request to the Office of the General Counsel at the above address. Members of our board are required to certify compliance with our code of conduct and ethics. Any amendment to or waiver of our code of conduct and ethics for any board member, the chief executive officer, the chief financial officer as well as any other officer and our comptroller and other accounting officer will be disclosed on our website, www.airtran.com.

We have an ethics committee to respond to situations not covered by our code of conduct and ethics and questions concerning the matters addressed therein. The ethics committee is presently chaired by J. Veronica Biggins, an independent board member who also currently serves on the compensation committee.

Our code of conduct and ethics provides a procedure by which employees and others may directly or anonymously, through a secure 800 phone number or by way of an email contact, inform members of our ethics committee of any alleged violation of our code of conduct and ethics, including any allegations of accounting fraud. Reporting employees are protected from retaliation and any other form of adverse action.

The company’s “whistleblower” policy prohibits the company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern. If a stockholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Office of the General Counsel at the company’s headquarters at the above address, or by e-mail at veronica.biggins@airtran.com, or by telephone at 1-888-580-0050. The general counsel or his designee will refer the concern to either the chairperson of the ethics committee or the chairperson of the audit committee who will ensure that the matter is properly investigated.

Approval of Related Party Transactions

The company is subject to a variety of prohibitions on, or approval procedures with respect to, related party transactions.

First, the company is subject to certain New York Stock Exchange requirements which require stockholder approval of certain related party transactions.

Second, the company’s code of conduct and ethics prohibits a variety of related party transactions which could give rise to a conflict of interest. Where a related party transaction is prohibited by the code of conduct and ethics, any waivers must be approved by the company’s ethics committee, or, in the case of a request from a member of the board of directors and/or an executive officer must be approved by the audit committee, with such action reported to the company’s independent directors. In the event of a related party transaction that falls outside of the express provisions of the company’s code of conduct and ethics, directors and/or executive officers are encouraged to obtain approval in advance from the audit committee.

STOCK OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of March 23, 2009 (unless otherwise indicated in the footnotes), certain information with respect to our common stock owned beneficially by each director, by each nominee for election as a director, by each “named executive officer,” by all executive officers and directors as a group and by each person known by us to be a beneficial owner of more than 5% of our outstanding common stock. Except as noted in the footnotes, each of the persons listed has sole investment and voting power with respect to the shares of common stock included in the table.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Shares Outstanding(3)
J. Veronica Biggins(4)	44,519	*
Don L. Chapman(5)	94,182	*
Geoffrey T. Crowley(6)	23,050	*
G. Peter D’Aloia(7)	40,182	*
Jere A. Drummond(8)	50,682	*
John F. Fiedler(9)	22,382	*
Robert L. Fornaro(10)	900,677	*
Arne G. Haak(11)	126,939	*
Michael P. Jackson(12)	2,900	*
Lewis H. Jordan(13)	82,029	*
Stephen J. Kolski(14)	270,616	*
Richard P. Magurno(15)	396,952	*
Alexis P. Michas(16)	22,182	*
Steven A. Rossum(17)	183,808	*
Alfred J. Smith, III(18)	214,382	*
All executive officers and directors as a group (15 persons)(19)	2,475,482	2.1
Stanley J. Gadek(20)	46,001	*
Comvest Investment Partners III, LP(21)	7,488,660	6.2
Fidelity Management(22)	9,751,581	8.1
Goldman Sachs Asset Management, L.P.(23)	7,249,682	6.0
Par Investment Partners, L.P.(24)	12,723,841	10.6
Fred Alger Management, Inc.(25)	5,966,818	5.0

*	Less than 1%
(1)	The address of the named director or officer is c/o AirTran Holdings, Inc., 9955 AirTran Boulevard, Orlando, Florida 32827.
(2)	Information with respect to beneficial ownership is based upon information furnished by each owner unless otherwise indicated. None of the shares beneficially owned by the named officers and directors are the subject of any pledge agreement or arrangement or margin account.
(3)	The percent of our outstanding common stock owned is determined by assuming that, in each case, the person only, or group only, exercised his, her or its rights to purchase all shares of our common stock underlying stock options, convertible notes and warrants held by such person that are exercisable or convertible as of March 23, 2009, or that will become exercisable or convertible within 60 days after that date.
(4)	Ms. Biggins’ ownership information includes options to purchase 15,000 shares of our common stock, all of which options are currently exercisable, 19,182 shares of unvested restricted stock and 100 shares of stock indirectly owned by her.
(5)	Mr. Chapman’s ownership information includes options to purchase 25,000 shares of our common stock, all of which options are currently exercisable, and 19,182 shares of unvested restricted stock.

(6)	Mr. Crowley’s ownership information includes 18,050 shares of unvested restricted stock.
(7)	Mr. D’Aloia’s ownership information includes 19,182 shares of unvested restricted stock.
(8)	Mr. Drummond’s ownership information includes 4,500 shares which are owned by his wife, options to purchase 10,000 shares of our common stock, all of which options are currently exercisable, and 19,182 shares of unvested restricted stock.
(9)	Mr. Fiedler’s ownership information includes 19,182 shares of unvested restricted stock.
(10)	Mr. Fornaro’s ownership information includes options to purchase 237,359 shares of our common stock, all of which options are currently exercisable, and 360,000 shares of unvested restricted stock.
(11)	Mr. Haak’s ownership information includes 90,666 shares of unvested restricted stock.
(12)	Mr. Jackson’s ownership information includes 2,900 shares of unvested restricted stock.
(13)	Mr. Jordan’s ownership information includes options to purchase 25,000 shares of our common stock, all of which options are currently exercisable, and 19,182 shares of unvested restricted stock.
(14)	Mr. Kolski’s ownership information includes 3,274 shares which are owned pursuant to a stock purchase plan and options to purchase 125,000 shares of our common stock, all of which options are currently exercisable, and 84,666 shares of unvested restricted stock.
(15)	Mr. Magurno’s ownership information includes options to purchase 258,000 shares of our common stock, all of which options are currently exercisable, and 61,666 shares of unvested restricted stock.
(16)	Mr. Michas’ ownership information includes 19,182 shares of unvested restricted stock.
(17)	Mr. Rossum’s ownership information includes 160,666 shares of uninvested restricted stock.
(18)	Mr. Smith’s ownership information includes options to purchase 113,334 shares of our common stock, all of which options are currently exercisable, and 61,666 shares of unvested restricted stock.
(19)	Includes options to purchase an aggregate of 808,693 shares of our common stock, all of which options are currently exercisable, and 974,555 shares of unvested restricted stock. Excludes holdings reported with respect to former officers.
(20)	Mr. Gadek was the company’s senior vice president and chief financial officer from July 2000 to March 2008 when he left the company. Ownership consists of shares of our common stock beneficially owned by Mr. Gadek, known to the company, as disclosed on his Form 4, dated July 18, 2008, as filed with the SEC.
(21)	Ownership consists of shares of our common stock beneficially owned by ComVest Investment Partners III, L.P., ComVest III Partners, LLC, Michael S. Falk and Robert L. Priddy (collectively, “ComVest”), as disclosed on its Schedule 13G/A, dated February 19, 2009, as filed with the SEC. ComVest reports that it has shared voting power and shared dispositive power with respect to 6,131,458 shares and Robert L. Priddy reports having sole voting power and sole dispositive power with respect to 1,357,202 shares. The address of ComVest is One North Clematis Street, Suite 300, West Palm Beach, Florida 33401.
(22)	Ownership consists of shares of our common stock beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC (“Fidelity”), in its capacity as an investment advisor, as disclosed on its joint Schedule 13G/A, dated February 17, 2009, as filed with the SEC. Fidelity reports that sole dispositive power resides in Edward C. Johnson, III and FMR LLC. The address of Fidelity is 82 Devonshire Street, Boston, Massachusetts 02109.
(23)	Ownership consists of shares of our common stock beneficially owned by Goldman Sachs Asset Management (“Goldman”), as disclosed on its Schedule 13G/A, dated February 5, 2009, as filed with the SEC. Goldman reports that it has shared voting power and shared dispositive power with respect to 7,249,682 shares. The address of Goldman is 32 Old Slip, New York, New York 10005.
(24)	Ownership consists of shares of our common stock beneficially owned by Par Investment Partners, L.P., Par Group, L.P., Par Capital Management, Inc. (collectively “Par Management), as disclosed on its joint Schedule 13G, dated March 12, 2009, as filed with the SEC. Par Management reports that it has sole voting power and sole dispositive power with respect to 12,723,841 shares. The address of Par Management is One International Place, Suite 2401, Boston, Massachusetts 02110.
(25)	Ownership consists of shares of our common stock beneficially owned by Fred Alger Management, Inc. and Alger Associates, Incorporated (collectively, “Alger”), as disclosed on Alger’s joint schedule 13G, dated February 17, 2009, as filed with the SEC. Alger reports that it has sole voting and dispositive power with respect to 5,966,818 shares. The address of Alger is 111 Fifth Avenue, New York, New York 10003.

PROPOSAL 1: ELECTION OF DIRECTORS

Our bylaws provide for a board of directors with staggered terms and for a board consisting of not less than three, nor more than fourteen, directors. The number of directors has been set at ten for the ensuing year. Each year, at least 33% of the members of our board of directors are to be elected for a term of three years and until their successors are elected and qualified.

Our board of directors is divided into three classes. The terms of our Class I directors, Geoffrey T. Crowley, Don L. Chapman, and Lewis H. Jordan expire at the 2009 annual meeting upon the election of their successors. All of our Class I directors have been nominated for re-election to our board of directors for a three-year term expiring in 2012.

We have determined that J. Veronica Biggins, Don L. Chapman, G. Peter D’Aloia, Geoffrey T. Crawley, Jere A. Drummond, John F. Fiedler, Michael P. Jackson, Lewis Jordan, and Alexis P. Michas qualify as independent directors under the New York Stock Exchange rules.

It is the intention of the persons named in the proxy form to vote for the election of all nominees unless otherwise instructed. If for any reason any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named.

The board of directors unanimously recommends a vote FOR the election of Geoffrey T. Crowley, Don L. Chapman, and Lewis H. Jordan as Class I directors of the company for a three-year term.

Identification of Directors and Executive Officers

The following table contains the name, age and position with our company of each of our current executive officers and directors, including nominees for director. Their respective backgrounds are described in the text following the table.

Name	Age	Position
Robert L. Fornaro	56	Chief Executive Officer, President and Chairman of the Board
Arne G. Haak	41	Chief Financial Officer, Senior Vice President—Finance, Treasurer
Stephen J. Kolski	68	Executive Vice President—Operations and Corporate Affairs
Richard P. Magurno	65	Senior Vice President, General Counsel and Secretary
Steven A. Rossum	45	Executive Vice President—Corporate Development
Alfred J. Smith, III	57	Senior Vice President—Customer Service of AirTran Airways
J. Veronica Biggins	62	Director
Don L. Chapman	69	Director
Geoffrey T. Crowley	56	Director
G. Peter D’Aloia	63	Director
Jere A. Drummond	69	Director
John F. Fiedler	70	Director
Michael P. Jackson	54	Director
Lewis H. Jordan	64	Director
Alexis P. Michas	51	Director

Executive Officers

Robert L. Fornaro joined us in March 1999, as president of our operating subsidiary and has also served as the president of our company since January 2001. Mr. Fornaro was designated as our chief operating officer in March 2001, as our chief executive officer in November of 2007, at which time he relinquished the chief operating officer title, and as Chairman of the Board in May 2008. Mr. Fornaro also served as our chief financial officer from June 1999 until August 2000. From February 1998 until March 1999, he served as a consultant in the airline industry. From 1992 to February 1998, Mr. Fornaro served as senior vice president-planning for US Airways. Prior to that, he served as senior vice president-marketing planning at Northwest Airlines from 1988 to 1992. Mr. Fornaro is a Class III director whose term expires in 2010.

Arne G. Haak joined us in 1999 as director of financial analysis. Mr. Haak was named chief financial officer and senior vice president of finance in June 2008. Mr. Haak also served as vice president of finance from 2005 to 2008 and has served as our treasurer since 2005. From 2001 to 2005, Mr. Haak served as our director of corporate finance. From 1992 to 1999, Mr. Haak held various positions with U.S. Airways in Pricing and Revenue Management.

Stephen J. Kolski was named executive vice president operations and corporate affairs of our operating subsidiary in January of 2008. Prior to that time he had served as senior vice president-operations since he joined us in March 1999. From 1995 until March 1999, he served as a consultant in the aerospace industry. From 1993 to 1995, he served as a director, president and chief operating officer of ATX, Inc. From 1990 to 1993, Mr. Kolski served as president and chief operating officer of Continental Express. From 1966 to 1990, Mr. Kolski held various management positions with responsibilities over flight operations, aircraft maintenance and collective bargaining negotiations for National Airlines (1966 to 1980), New York Air which he co-founded (1980 to 1987) and Eastern Airlines (1987 to 1990).

Richard P. Magurno joined us in August 2000 as senior vice president, general counsel, and secretary. From 1998 until August 2000, Mr. Magurno operated a private aviation consulting practice. From 1994 until 1998, Mr. Magurno served as senior vice president and general counsel for Trans World Airlines. From 1989 until 1994, he served as a partner in the law firm of Lord, Day & Lord, Barrett Smith in New York. Mr. Magurno spent almost 20 years with Eastern Airlines, beginning in 1970 as a staff attorney, from 1980 to 1984 as vice president-legal, and from 1984 to 1988 as senior vice president, general counsel, and secretary.

Steven A. Rossum rejoined us in September 2008 as Executive Vice President of Corporate Development and Finance. Mr. Rossum previously served as vice president and treasurer of the company from 1999 to 2001. From 2001 to September 2008, Mr. Rossum held a series of senior positions with ASTAR Air Cargo and most recently was executive vice president, chief corporate officer, chief financial officer and general counsel of the cargo airline.

Alfred J. Smith, III joined us in April 2002 as senior vice president-customer service of our operating subsidiary. Prior to joining us, Mr. Smith spent over nine years at Northwest Airlines as vice president of global operations for the cargo division as well as vice president of customer service for the Minneapolis/St. Paul hub. Prior to joining Northwest, Mr. Smith was director of customer service at Midway Airlines, responsible for airport operations, in-flight service, and customer relations. Mr. Smith also previously held various management positions at Eastern Airlines.

Nominees for Election as Directors for a Three-Year Term Expiring in 2012

Don L. Chapman is a Class I director whose term expires in 2009. He has served on our board of directors since 1994. Mr. Chapman has served as chairman of ChapCo Investments, LLC, since March 2005. From March 2000 until January 2001, Mr. Chapman also served as president and chief executive officer of Legacy Capital Investments. From March 1999 until April 2000, Mr. Chapman served as president of S&S Tug Manufacturing Company. For more than five years prior to March 1999, Mr. Chapman was Chief Executive Officer and Principal of Tug Manufacturing Corporation. He served as chief executive officer of Opti World, Inc. from 1983 (when he founded that company) until 1995.

Geoffrey T. Crowley is a Class I director whose term expires in 2009. He has served on our board of directors since 2008. He is the President of Northshore Leasing. Mr. Crowley was a founder of Air Wisconsin

Airlines Corporation (“AWAC”) and previously served as its chairman, president and chief executive officer from December 1993 to April 2006. Mr. Crowley had previously served as vice president of marketing alliances at Northwest Airlines, senior vice president of marketing at Presidential Airlines, and vice president of sales and marketing for the Trump Shuttle. Mr. Crowley currently serves as director of AWAC.

Lewis H. Jordan is a Class I director whose term expires in 2009. He has served on our board of directors since 1993. Mr. Jordan is the co-owner and principal officer of Wingspread Enterprises which he founded in August 1997 and is also involved in other passive investment activities. Mr. Jordan served as our president and chief operating officer from June 1993 until November 1997. From June 1993 until November 1996, Mr. Jordan also served as president and chief operating officer of our operating subsidiary. He served as president and chief operating officer and as a director of Continental Airlines from 1991 to 1993 and served as executive vice president of that company from 1986 to 1991.

Continuing Directors

G. Peter D’Aloia has served on our board since 2004. From February of 2000 until June of 2008, Mr. D’Aloia served as senior vice president and chief financial officer of Trane Corporation (previously known as American Standard Companies). Prior to joining American Standard Companies, Mr. D’Aloia served over a twenty-seven year period in various executive capacities at Allied Signal, Inc. and its successor company Honeywell International, Inc., most recently serving as vice president–business development. Among the positions that he held were vice president–taxes, vice president and treasurer, vice president and controller, and vice president and chief financial officer for the engineered materials sector of Allied Signal. Mr. D’Aloia also serves on the boards of directors of FMC Corporation (since 2002) and WABCO Holdings, Inc. (since 2007). Mr. D’Aloia is a Class II director whose term expires in 2011.

Jere A. Drummond has served on our board of directors since 2002. Mr. Drummond was employed by BellSouth Corporation from 1962 until his retirement in December 2001. From January 2000 until December 2001, he served as vice chairman of BellSouth Corporation. From January 1998 until December 1999, he was president and chief executive officer of the BellSouth Communications Group. Prior to that, Mr. Drummond served as president and chief executive officer of BellSouth Telecommunications, Inc., BellSouth’s local telephone service unit and largest subsidiary. Mr. Drummond also serves on the boards of directors of Borg Warner, Inc. (since 1996), and Science Applications International Corporation (since 2003). Mr. Drummond is a Class II director whose term expires in 2011.

John F. Fiedler has served on our board of directors since 2003. Mr. Fiedler is the retired chairman of the board of Borg Warner. He also served as chief executive officer of Borg Warner from 1994 until February 2003. Mr. Fiedler served in various capacities with Goodyear Tire & Rubber Company from 1964 until 1994, last serving as its executive vice president and president of its North American Tire division. Mr. Fiedler also serves on the boards of directors of Mohawk Industries, Inc. (since 2002), Snap-On Inc. (since 2004) and WABCO Holdings, Inc. (since 2007). Mr. Fiedler is a Class II director whose term expires in 2011.

Michael P. Jackson was elected to our board of directors in February 2009. Mr. Jackson is the president and founder of Firebreak Partners, LLC. From 2005 to 2007, Mr. Jackson was the Deputy Secretary of the U.S. Department of Homeland Security. From 2003 to 2005, Mr. Jackson was a senior vice president of AECOM Technology Corporation. Mr. Jackson served as Deputy Secretary of the Department of Transportation from May 2001 to August 2003. Mr. Jackson is a Class II director whose term expires in 2011.

J. Veronica Biggins has served on our board of directors since 2001. Since 2007, Ms. Biggins has been a partner in Hodge Partners. From 1995 to 2007 she was a senior partner of Heidrick & Struggles International. Ms. Biggins also serves as a director of Avnet Corporation (since 1997) and Zep Inc (since 2007). Ms. Biggins is a Class III director whose term expires in 2010.

Robert L. Fornaro is a Class III director whose term expires in 2010. As an executive officer of our company, Mr. Fornaro’s background is described above.

Alexis P. Michas has served on AirTran’s board of directors since May 2006. Since 1994, Mr. Michas, has been the Managing Partner of Stonington Partners, Inc. Prior to joining Stonington Partners, Inc., Mr. Michas was a Partner of Merrill Lynch Capital Partners, Inc., a wholly owned subsidiary of Merrill Lynch & Co., Inc., from 1993 to 1994. Mr. Michas was also a Managing Director of the Investment Banking Division of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 1991 to 1994. Mr. Michas received a Bachelor of Arts degree from Harvard College in 1976, and he received a Master’s in Business Administration from Harvard Business School in 1984. Mr. Michas is a director of the following companies: BorgWarner, Inc. (since 1993), Perkin Elmer, Inc. (since 2001) and Lincoln Educational Services Corporation (since 1999). Mr. Michas is a Class III director whose term expires in 2010.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings

The board of directors held 12 meetings during 2008. All of our directors attended 75% or more of the meetings of the board and board committees on which they served in 2008.

Committees of the Board of Directors—Overview

We have a standing audit committee, compensation committee, nominating and corporate governance committee, and financial policy and risk committee. The board of directors created the financial policy and risk committee in October 2008. The charter for each committee, as in effect from time to time, may be found on our website, www.airtran.com. All of our committees are comprised solely of independent directors, consistent with the independence standards defined or required by one or more of the SEC, the New York Stock Exchange and AirTran, except the financial policy and the risk committee which is comprised primarily of independent directors and Mr. Fornaro, the management director.

Each standing committee has the right to retain its own legal and other advisors.

Membership on Board Committees

This table lists our four board committees, the directors who served on them as of the end of 2008 and the number of committee meetings held in 2008:

Name	Audit	Compensation	Nominating and Corporate Governance	Financial Policy and Risk
Ms. Biggins		C
Mr. Chapman	C		•	•
Mr. Crowley		•
Mr. D’Aloia	•		•	•
Mr. Drummond		•
Mr. Fiedler	•		C
Mr. Jackson
Mr. Jordan	•
Mr. Michas		•		•
Mr. Fornaro*				C
2008 Meetings	7	7	3	0

C = Chair

• = Member

* = Executive Officer/Director

Audit Committee

The purpose of our audit committee is to assist our board of directors in fulfilling its responsibilities to oversee our financial reporting process, including monitoring the integrity of our financial statements, and the independence and performance of our internal and external auditors. Under its charter, the responsibilities of our audit committee include:

•	review the performance of, and appoint or terminate, the independent registered public accountants;

•	review and discuss with management and the independent registered public accountants the financial statements to be included in our annual report on Form 10-K for filing with the SEC;

•	review and approve the engagement of our independent registered public accountants for non-audit services prior to any such engagement;

•

discuss with the independent registered public accountants the conduct of the audit, the adequacy and effectiveness of our accounting and financial controls and the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence;

•	meet separately with the independent registered public accountants and with our internal auditors, as well as our management, to discuss the results of their audits;

•	review and discuss with management and the independent registered public accountants our interim financial statements as included in our quarterly reports;

•	report to our board of directors the conclusions with respect to the matters that our audit committee has considered; and

•	review and reassess the adequacy of the audit committee charter and recommend any proposed changes to our board of directors for approval.

Our audit committee has adopted a procedure to receive allegations on any fraudulent accounting issues through a toll-free telephone number and email as set out in our code of conduct and ethics.

Pursuant to its charter, our audit committee is comprised of at least three members appointed by our board of directors, each of whom must satisfy the membership requirements of independence and financial literacy. Currently, all of the audit committee members meet the New York Stock Exchange and SEC requirements of independence. We have determined that Mr. Chapman and Mr. D’Aloia each are audit committee financial experts.

Compensation Committee

Responsibilities

The compensation committee is responsible to AirTran’s board of directors and to stockholders for approving compensation awarded to all executive officers of the company. The committee authorizes all awards under AirTran’s equity-based compensation plans and operates under a written charter adopted by the board. The compensation committee charter sets forth the duties and responsibilities of the committee. The committee periodically reviews the terms of the charter, usually on an annual basis. Under the current charter, the compensation committee has the power and authority of the board to perform and performs the following duties and responsibilities:

•

develop guidelines and, on an annual basis, review the compensation and performance of the company’s officers, review and approve corporate goals relevant to the compensation of the chief executive officer, evaluate the chief executive officer’s performance in light of these goals and objectives, set the chief executive officer’s compensation based on this evaluation, evaluate the performance of the company’s senior executive officers and approve their annual compensation and produce an annual report on executive compensation for inclusion in the company’s annual proxy statement, in accordance with all applicable rules and regulations;

•

make recommendations to the board with respect to incentive compensation plans and equity-based plans, and administer such plans by establishing criteria for the granting of restricted stock, options, or other securities to the company’s officers and other employees and reviewing and approving the granting of securities in accordance with such criteria;

•	review and approve employment contracts, change of control provisions, and other agreements;

•	review and approve plans for managerial succession of the company;

•

review director compensation levels and practices, and recommend to the board, from time to time, changes in such compensation levels and practices (including retainers, committee fees, equity awards and other similar items as appropriate);

•	review and reassess the adequacy of the compensation committee charter and recommend any proposed changes to our board of directors for approval; and

•	perform any other activities consistent with the compensation committee charter, the company’s bylaws, and governing law as the compensation committee or the board deem appropriate.

Composition; Independence; Compensation Committee Interlocks and Insider Participation

As set forth in the table above, our compensation committee currently consists of J. Veronica Biggins, Geoffrey T. Crowley, Jere A. Drummond, and Alexis P. Michas. The compensation committee is composed entirely of independent members of the board of directors. All four members of the compensation committee are independent, as defined in Section 121(A) of the New York Stock Exchange’s listing standards. At least two members of the compensation committee are also required to qualify as “outside directors” (as such term is defined under Section 162(m) of the Internal Revenue Code and the regulations thereunder) if any award or payment under any compensation or benefit plan administered by the compensation committee would be subject to the deduction limitation under Section 162(m) of the Internal Revenue Code. Each member of the compensation committee qualifies as an outside director for such purpose. No member of the committee is a current or former employee or officer of the company or any of its affiliates.

Compensation Review Process; Management Participation in Compensation Determinations; Delegation of Authority

The compensation of our executive officers is determined by the compensation committee of our board of directors on an annual basis subject to the provisions of employment agreements or executive benefit agreements. Our compensation committee considers all elements of compensation in making its determinations. With respect to those executive officers who do not serve on our board of directors, our compensation committee also considers the recommendations of our chairman of the board and chief executive officer. The committee meets at various times during the year, and it also considers and takes action by written consent. The committee chair reports on committee actions and recommendations at board meetings.

Once a year, generally in the summer, the compensation committee conducts a comprehensive review of the company’s executive compensation program (the “Compensation Review”). The Compensation Review may include (A) an internal report evaluating executive compensation throughout the company to review consistency and program effectiveness and (B) a report evaluating the competitiveness of executive compensation at the company relative to other major airlines and public corporations employing similar executive talent, which report may be internally generated or produced by outside consultants. As part of the evaluation process, the committee considers the recommendations of management, particularly the recommendation of the company’s chief executive officer, in setting the compensation of the company’s named executive officers.

Under the amended and restated Long-Term Incentive Plan, the board may, at any time and from time to time, with respect to such plan establish a committee (the “discretionary action committee”) consisting of not more than two members of the board who also may be employees of the company. Members of the discretionary action committee will serve at the pleasure of the board, which has the power at any time to remove members from the discretionary action committee. Any discretionary action committee will have the authority, without the necessity of obtaining the compensation committee’s approval, to grant awards of non-qualified stock options, restricted stock and/or performance awards to any employee so long as such employee is not an executive officer or director of the company, the award is not made in connection with or in anticipation of the employee becoming an executive officer or director, and the employee is not an immediate family member of any executive officer or director. The maximum number of awards that in any fiscal year may be granted by the discretionary action committee pursuant to this power cannot exceed 75,000 non-qualified stock options, shares of restricted stock and performance awards, in the aggregate, to all participants or 15,000 non-qualified stock options, shares of restricted stock and performance rewards, in the aggregate, to any individual participant, or such lesser amounts as may be fixed from time to time by the board (or the compensation committee acting pursuant to delegated authority from the board). A summary of all actions taken by the discretionary action committee will be provided to the chairman of the compensation committee on a quarterly basis. All further administration of awards are left to the board or compensation committee.

The purpose of such delegation of authority is to allow for prompt action with respect to small awards where the size of the award and the identity of the recipient do not warrant a special meeting by the compensation committee. AirTran believes this procedure will enhance its ability to act promptly on employment matters, while also ensuring strict compliance with all applicable rules with respect to the award of equity compensation and avoid any unintended situations with respect to the timing of awards.

AirTran’s legal department, its corporate secretary, and the compensation and benefits group in AirTran’s human resources (HR) department also support the compensation committee in its work and in some cases act pursuant to delegated authority to fulfill various functions in administering AirTran’s compensation programs.

Use of Compensation Consultant

The compensation committee has the authority to engage and in the past has utilized the services of outside advisers, experts and others to assist the committee, including providing it with comparative data. The committee expects to continue to utilize outside consultants as and when the committee deems warranted.

During 2006, 2007, and 2008, the compensation committee engaged Mercer (U.S.) Inc., formerly Mercer Human Resource Consulting, to advise it on a number of matters.

From time to time, Mercer has separately provided other services to the company, including in 2008. The compensation committee has evaluated the impact of such services on Mercer’s ability to provide independent advice to the committee on executive compensation matters and concluded that such services have not impaired Mercer’s ability to provide independent advice to the committee. Under the terms of the committee’s agreement with Mercer, the committee may contact Mercer without any interaction from company management and the committee requires both Mercer and the company to report any engagement of Mercer by the company and the amount of fees paid or anticipated to be paid in connection with such engagement in order that the committee may evaluate the independence of Mercer in its role as the committee’s compensation consultant.

In mid-2006, Mercer evaluated the competitiveness of AirTran’s compensation programs. Mercer benchmarked the company’s compensation for certain members of AirTran’s management team against an eight member (including AirTran) industry group, as well as relative to an eight member (excluding AirTran) group of transportation companies that were determined to be similar to AirTran in size and rate of growth over a three-year growth period ending in 2005. The industry group was composed of: Alaska Air Group, Inc., Frontier Airlines Holding, Hawaiian Holdings, Inc., JetBlue Airways Corp., Midwest Air Group, Inc. and Southwest Airlines, US Airways Group, Inc. The non-industry group included: Alexander & Baldwin Line, Inc., Dollar Thrifty Automotive Group, Inc., EGL, Inc., Expeditors International of Washington, Inc., Knight Transportation, Inc., Landstar System, Inc. and Old Dominion Freight Line, Inc. The 2006 decision to look at expanded benchmarks reflected the fact that most of the airline industry group members had not performed at a level similar to AirTran’s profitability, growth rate, and operational results.

The 2006 study focused on senior vice president compensation and junior officer compensation. The compensation committee did not make any mid-year adjustments to the compensation structure; although, base salary rates were increased based on the study in July 2006. The compensation committee considered the report as part of its deliberations on compensation in 2007.

During 2008, the compensation committee engaged Mercer to evaluate a potential increase in the number of shares authorized under the company’s amended and restated Long Term Incentive Plan, to advise the committee with respect to a review of the company’s equity compensation program, and to provide information, analyses, and advice regarding executive and director compensation. The Mercer consultant who performs these services reports directly to the committee chair. The committee has established procedures that it considers adequate to ensure that Mercer’s advice to the committee remains objective and is not influenced by the company’s management, including a direct reporting relationship of the Mercer consultant to the committee.

With the consent of the committee chair, Mercer may, from time to time, contact the company’s executive officers for information necessary to fulfill its assignment and may make reports and presentations to, and on behalf of, the committee that the executive officers also receive. All of the decisions with respect to determining the amount or form of executive and director compensation under the company’s executive and director compensation programs are made by the committee and reflect factors and considerations in addition to the information and advice provided by Mercer.

During 2007, 2008, and 2009, the company also retained Willis HRH or its predecessor to assist in the preparation or compilation of selected compensation information disclosed in the company’s proxy materials.

Financial Policy and Risk Committee

The responsibilities of our financial policy and risk committee are to:

•	review our annual operating and long-range plans to understand planned changes to our capital structure and projected sources and uses of cash;

•	review, at the request of management, the terms of any significant proposed borrowings and issuance of securities;

•

review our investment strategies, financial risk management policies, practices and exposures, including guidelines for hedging activities with respect to currency, interest rate and commodity pricing exposures;

•	review key financial leverage ratios and ratings implications.

Nominating and Corporate Governance Committee

The responsibilities of our nominating and corporate governance committee are to:

•	identify qualified candidates to serve as director and recommend to our board of directors nominees for director;

•	lead our board of directors in its annual review of our board’s performance;

•	recommend to our board of directors nominees for each committee of our board of directors;

•	oversee the annual process of evaluation of the performance of our management; and

•	develop and recommend to our board of directors corporate governance guidelines.

Stockholder Nominations

AirTran’s nominating and corporate governance committee will consider stockholder nominees for the board of directors, particularly those proposed by large, long-term investors, under a procedure requiring a written submission, no later than January 1 of each year, of a nomination to the committee through the office of the company’s secretary. The written submission should include a detailed resume and evidence that the nominee satisfies the minimum criteria for selection identified below and in the committee’s charter as available on the company’s website, www.airtran.com. Candidates may be interviewed by the chairman of the board of directors and one or more members of the committee. The committee will apply the same standards in considering director candidates recommended by the stockholders as it applies to other candidates, although the committee may consider whether any stockholder nomination has been made in connection with a potential change of control and an assessment made by the board of directors as to whether any such change is in the best interests of the company and its stockholders. No recommendations for nomination to the board were received from any stockholder or group of stockholders of AirTran holding more than 5% of AirTran’s common stock for at least one year.

In identifying director candidates, the company’s nominating and corporate governance committee will evaluate and consider desired board member skills and attributes including applicable legal and regulatory definitions of independence, the criteria set forth in the company’s corporate governance guidelines and other criteria including, but not limited to, diversity of background, personal integrity and judgment, age, skills and experience, professional prominence, concern for the interests of the company’s stockholders, the number of other public companies for which the person serves as a director, the availability of the person’s time, their commitment to the company, knowledge of a major geographical area served by the company and the current state of the company and the airline industry, all in the context of the needs of the board of directors at that point in time.

Director Share Ownership

AirTran believes that each director should have a personal investment in the company. Each non-management director (or future non-management director, as the case may be) is required to own at least five thousand (5,000) shares of AirTran common stock within three years of the date of his or her election to the board. Each of our directors with three or more years of service on the board meets our director share ownership requirements. Each non-management director (or future non-management director, as the case may be) must maintain ownership of such number of shares of common stock until such non-management director ceases to serve as a member of the board.

COMPENSATION OF DIRECTORS

Outside Directors

The board believes that the compensation of non-management directors should be set at a level which is sufficient to attract talented and diverse individuals to serve on the company’s board of directors while, at the same time, reflecting AirTran’s status as a low cost carrier and avoiding compensation levels where the level of compensation might present the appearance of a potential lack of director independence.

Management Directors

We do not pay directors who are also our employees any additional compensation for serving as a director, other than customary reimbursement of expenses.

Director Compensation for Fiscal Year 2008

The following chart discloses the compensation of each non-management director for the fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)(4)	Totals ($)
J. Veronica Biggins	$67,500	$50,000	N/A	—	N/A	$3,550	$121,050
Don L. Chapman	$66,000	$50,000	N/A	—	N/A	$939	$116,939
Geoffrey T. Crowley(5)	$42,000	$50,000	N/A	—	N/A	$0	$92,000
G. Peter D’Aloia	$58,500	$50,000	N/A	—	N/A	$1,580	$110,080
Jere A. Drummond	$54,000	$50,000	N/A	—	N/A	$1,976	$105,976
John F. Fiedler	$61,000	$50,000	N/A	—	N/A	$1,581	$112,581
Michael P. Jackson(6)	$0	$0	N/A	—	N/A	$0	$0
Lewis H. Jordan	$44,000	$50,000	N/A	—	N/A	$3,149	$97,149
Alexis P. Michas	$56,000	$50,000	N/A	—	N/A	$1,819	$107,819
Joseph B. Leonard(7)	$0	$0	N/A	—	N/A	$0	$0

(1)	Cash Compensation. Each non-employee director receives an annual fee paid in May at the time of our annual meeting of $27,000 plus $1,500 for each of the scheduled quarterly meetings of the board for a total amount of $33,000. In addition, he or she receives $1,500 for attendance in person or by phone at additional meetings of the board of directors or for any committee meeting. The chairperson of the audit committee receives an additional $10,000 each year. The chairperson of the compensation committee receives and additional $7,500 each year. The chairpersons of the nominating and corporate governance committee and financial policy and risk committee receive an additional $5,000 per year provided that if the committee is headed by a management director, as is the case with Mr. Fornaro, no additional compensation is payable. The chairperson of the ethics committee receives an additional 1,000 per year. The chairperson of the quarterly meeting of the non-management directors receives a fee of $1,000. We also reimburse customary expenses for attending board, committee, and stockholder meetings.
(2)	Equity Compensation. Each outside director in office as of the date of our annual meeting receives the number of shares of our restricted stock equal to $50,000 in value based on the closing price on such grant date, which shares are granted as of the date of our annual stockholders’ meeting and which generally vest over three years of service. On May 21, 2008, each of the named non-management directors, except Mr. Crowley, received a grant of 17,182 shares. Mr. Crowley received a grant of 18,050 shares on June 11, 2008, the day he became a non-management director. The closing price for our common stock on such day was $2.91 and $2.77, respectively. The tabular reported value of the awards has been calculated in accordance with FAS 123(R). No stock options have been awarded to the company’s non-management directors since 2003. Equity awards to non-management directors generally will vest in full in connection with any change of control of the company.
(3)	Flight Benefits. Each outside director receives travel privileges up at an aggregate value of $10,000 which allow the director and his or her immediate family members to travel on AirTran on a complementary basis. Outside directors are obligated to pay all tax liabilities associated with the value of their travel privileges which are calculated on the basis of average fares.
(4)	Prerequisites. The reported total represents the value of taxable flight benefits provided and excludes the value of all other perquisites and other personal benefits, if any, the value of which, with reported flight benefits, is less than $10,000.
(5)	Mr. Crowley was elected to the board on June 11, 2008 and in connection with such election, received a cash payment of $33,000 in accordance with the board’s usual policies.
(6)	Mr. Jackson was elected to the board on February 12, 2009, subsequent to the date of this table. In connection with Mr. Jackson’s election to the board, he received a cash payment of $6,750 and a grant of 2,900 shares of restricted stock vesting in thirds on May 20, 2009, 2010 and 2011, respectively, which represents the pro rata portion of such cash and restricted shares customarily granted to directors at the annual meeting.
(7)	Mr. Leonard resigned as a director as of May 31, 2008, following the 2008 annual meeting.

The following chart lists options and restricted stock awards held by each non-management director for the fiscal year ended December 31, 2008 at December 31, 2008.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)
J. Veronica Biggins	15,000	0	5.97—9.05	5/16/11—5/14/13	19,182	85,168
Don L. Chapman	25,000	0	4.47—9.05	5/20/09—5/14/13	19,182	85,168
Geoffrey T. Crowley	0	0	N/A	N/A	18,050	80,142
G. Peter D’Aloia	0	0	N/A	NA	19,182	85,168
Jere A. Drummond	10,000	0	5.97—7.65	5/15/12—5/14/13	19,182	85,168
John F. Fiedler	0	0	N/A	N/A	19,182	85,168
Michael P. Jackson(3)	0	0	N/A	N/A	0	0
Lewis H. Jordan	25,000	0	4.47—9.05	5/20/09—5/14/13	19,182	85,168
Alexis P. Michas	0	0	N/A	N/A	19,182	85,168
Joseph B. Leonard	68,533	0	6.08	9/16/11	0	N/A

(1)	Based on the closing market price of the company’s common stock on December 31, 2008 of $4.44.

(2)	The identify of the directors holding unvested securities, the vesting date for such securities and the number of securities vesting on the applicable date is as follows:

Director	Vesting Date	Shares Vesting
J. Veronica Biggins	5/21/09 5/23/09 5/21/10 5/23/10 5/21/11	5,727 1,000 5,728 1,000 5,727
Don L. Chapman	5/21/09 5/23/09 5/21/10 5/23/10 5/21/11	5,727 1,000 5,728 1,000 5,727
Geoffrey T. Crowley	6/11/09 6/11/10 6/11/11	6,016 6,016 6,018
G. Peter D’Aloia	5/21/09 5/23/09 5/21/10 5/23/10 5/21/11	5,727 1,000 5,728 1,000 5,727
Jere A. Drummond	5/21/09 5/23/09 5/21/10 5/23/10 5/21/11	5,727 1,000 5,728 1,000 5,727
John F. Fiedler	5/21/09 5/23/09 5/21/10 5/23/10 5/21/11	5,727 1,000 5,728 1,000 5,727
Michael P. Jackson	5/20/09 5/20/10 5/20/11	966 967 967
Lewis H. Jordan	5/21/09 5/23/09 5/21/10 5/23/10 5/21/11	5,727 1,000 5,728 1,000 5,727
Alexis P. Michas	5/21/09 5/23/09 5/21/10 5/23/10 5/21/11	5,727 1,000 5,728 1,000 5,727

(3)	Mr. Jackson was elected to the board on February 12, 2009, subsequent to the date of this table. In connection with Mr. Jackson’s election to the board, he received a grant of 2,900 shares of restricted stock representing the pro rata portion of such customary grant given to directors at the annual meeting. The restricted stock will vest 1/3 on May 20, 2009, 2010 and 2011, respectively.

EXECUTIVE COMPENSATION

Compensation Disclosure and Analysis and Compensation Committee Report

Compensation Philosophy

Our company’s vision is to always be among the world’s leading low-cost carriers. We must deliver, on average and over-time, financial and operational performance consistent with that of top air carriers. We must sustain and expand our customer base. We must provide strong leadership to both retain and further develop, as well as attract, highly engaged, talented employees who can deliver superior customer service and fulfill our shareholder commitments. We also believe that having executives who are strong leaders has enabled us, and will continue to enable us, to attract, develop, and retain superior talent, promote continued growth, and demonstrate the company’s values – safety, customer commitment, quality, integrity, teamwork, respect for people, good citizenship, a will to win, and personal accountability.

Our compensation program for our executive officers, including our named executive officers or NEOs, is designed to attract, motivate and retain executives of outstanding ability and experience who are critical to the achievement of our vision. The program includes incentive compensation tied to our annual and longer-term financial, operational, and strategic objectives, thereby aligning the financial interests of our NEOs with those of our shareholders. This compensation philosophy is characterized by the following principal elements.

1. Measurable goals that promote the interests of our three key constituencies:

•    Shareholders: aligning our compensation programs with internal financial objectives for revenue and cost control;

•    Customers: increasing customer satisfaction, improving customer service and developing new markets and innovative products, while adding new customers and increasing the amount of business existing customers do with us; and

•    Employees: recruiting and retaining a highly engaged workforce that delivers superior customer service and identifying and developing diverse, exceptional talent.

2. Competitive pay practices that include appropriate performance incentives and total direct compensation opportunities, which are periodically refreshed by a review of the compensation practices and pay levels of a sample of low cost and legacy air carriers and other companies of comparable size and complexity.

3. An emphasis on long-term incentive compensation, reflecting our commitment to meet or exceed our objectives, including enhancing shareholder value, over the moderate and long term, and to retain a highly talented and experienced senior executive team to lead the company successfully in a rapidly changing industry and economic environment.

Objectives and Goals

To implement our compensation philosophy, the committee has adopted a compensation approach that is basically simple, that is designed to attract, motivate and retain qualified people capable of contributing to the growth, success and profitability of the company, and that the committee believes to be both internally equitable and externally competitive.

•    Simplicity. The committee believes that a compensation package with three major elements of compensation plus appropriate retirement benefits is the simplest approach consistent with the company’s goals. The company generally does not utilize any defined benefit plans or special personal perquisites such as private jets, payment of country club dues, company-furnished motor vehicles, motor vehicle allowances, permanent lodging or defrayment of the cost of personal entertainment. Perquisites generally are limited to an annual executive physical, financial planning services, and air travel benefits where we or our partners fly and, in the case of the company’s chairman and chief executive officer, to the use of motor vehicles furnished to us by one of our marketing partners which are available for personal, in addition to business, use when such officer is in Atlanta, Georgia, the location of our largest operational hub.

•    Internal Equity. Internal equity has generally been evaluated based on a subjective assessment of the relative contributions of the members of the management team. In 2008, the committee did not undertake any formal audit or similar analysis of compensation equity with respect to Mr. Fornaro relative to the other members of the management team or with respect to the management team relative to the company’s employees generally. However, the committee believes that the relative difference between the compensation of the company’s chairman and chief executive officer and the compensation of the company’s other executives is consistent with such differences found in the company’s airline peer group (composed for this purpose not only of other low cost carriers but also legacy carriers, one or more of which with whom AirTran competes both operationally and from time to time in personnel and other matters) and the market for executive level personnel for major public companies. During 2008, there were no base pay increases for any officer except in the case of officers promoted to new positions with greater responsibilities.

•    External Competitiveness. The committee believes it is important to management retention and morale that compensation be competitive with our competitors. That said, the committee has not established any formal comparative goals or comparative percentile rankings and has no plans to do so. Likewise, the committee looks at not only the relative compensation within the airline industry but also at the relative health and profitability of other major airline competitors, including both legacy and low cost carriers against whom executive compensation levels may be compared or contrasted. The committee may also consider compensation relative to other companies of similar size and complexity.

•    Risk Appropriateness. The committee believes that compensation programs should encourage boldness and innovation but not encourage undue or excessive risk or sacrifice long term growth or goals for transient success. We strive to achieve this balance by having both long and short term incentives. We do not utilize open-ended incentives. We also do not utilize certain performance measures, such as fuel hedging and fuel cost measures because we believe utilization of such measures could encourage undue risk taking. We consider adjusting targets when economic conditions, including fuel prices, warrant or for changes in the company’s business strategy designed to achieve long term success even if such changes are at the expense of short term profitability. We endeavor not to pay excessive compensation when macroeconomic conditions are playing a significant role in the company’s success and conversely we endeavor not to penalize the company’s officers where macroeconomic conditions have adversely affected the company’s success; however, we do evaluate how the company’s officers guide the company in responding to such macroeconomic challenges. We also have a stock ownership requirement to encourage long term thinking and provide continued “at risk” compensation.

Major Compensation Components

The principal components of compensation for our executive officers are base salary, short-term incentives, generally in the form of annual cash bonus programs, long-term incentives, generally in the form of equity-based awards such as stock awards, and certain retirement benefits. We believe the company’s goals are best met by utilizing an approach to compensation with these four distinct elements.

•    Base Salaries. The company’s base salaries are intended to be consistent with the committee’s understanding of competitive practices, levels of executive responsibility, qualifications necessary for the particular executive position and the expertise and experience of the executive officer. Salary adjustments reflect the committee’s belief as to competitive trends, the performance of the individual and, to some extent, the overall financial condition of the company.

•    Short-Term Incentives. The short-term incentive for an executive is the opportunity to earn an annual cash bonus. The committee has concluded that bonus payments should be primarily based on the achievement of specific predetermined profit, expense control, safety, and operational targets while a smaller portion should be discretionary based on the committee’s evaluation of an executive’s individual performance in specific quantitative and qualitative areas. Historical examples of such individual quantitative and qualitative areas have included safety, compliance, on-time, baggage handling, productivity and customer service measures, staff development and project management. We do not disclose specific profit and expense control targets or other specific quantitative or qualitative performance related factors except as required by applicable SEC rules. Such targets and information are intended as a way to allocate risk and reward by incentivizing AirTran’s management. Such targets and information are not intended to be predictions or statements of fact on which any person may rely. Likewise, such targets may be subject to change, in whole or in part, based on subsequent developments or may be dependent on events or assumptions which are, either in whole or in part, beyond the control of the company or the named officer. Specific company based quantitative areas may include profitability and non-fuel expenses, typically on a cost per available seat mile basis. We also do not disclose specific targets which are based on other factors or criteria involving confidential trade secrets or confidential commercial or financial information. Because fares are generally published and air traffic data is readily available from required DOT statistics, we believe disclosure of our targets as described above, could, among other things, offer our competitors insight into our pricing and expansion plans. Accordingly, we believe we are not required to disclose the exact specifics of such targets.

Our current targets have a threshold which must be achieved before any payments are made and a maximum performance target beyond which no additional bonus amounts will be paid.

We adopted an executive incentive compensation plan in 2002 under which the company’s chief executive officer and other executives became eligible for an annual cash incentive award based on three performance criteria: (A) profitability, (B) cost control and (C) individual performance goals. In 2008, as in 2007, 50% of the potential bonus was weighted to profitability, 20% on cost control and 30% on satisfaction of the individual officer’s objectives.

Our profitability and cost control goals are intended to be challenging but achievable based on the company’s internal projections. The following table sets forth, for each year since the adoption of our annual cash incentive plan in 2002, the percentage of profitability goal achieved, the percentage of cost control goal achieved, whether or not the profitability or cost control goals were revised, and the percentage of the potential bonus pool paid.

Year	Profitability Goal Achieved	Profitability Goal Adjusted	Percent of Cost Control Goal Achieved	Cost Control Goal Adjusted	Percent of Original Potential Bonus Plan Pool Paid based on profitability and cost control goals
2008	0%	No	100%	No	50%
2007	100%	No	100%	No	100%
2006	100%	Yes(1)	100%	No	75%
2005	100%	No	66%	Yes(2)	80%
2004	62%	Yes(3)	100%	No	77%
2003	100%	No	100%	No	100%
2002	100%	No	100%	No	100%

(1)	The original goal was adjusted downward by 90% of the excess of fuel expenses above the company’s 2006 internal projections.
(2)	Goal adjusted downward to allow for above plan distribution expenses.
(3)	Goal adjusted to account for increase of tax rate from 16% to 37% and also to adjust downward by 90% of the excess of fuel expenses above the company’s 2004 internal projections.

Under the incentive plan for the fiscal year ended December 31, 2008, incentive bonuses from $67,000 to $375,000 were paid for the 2008 year to our executive officers who were employed during all or a portion of 2008. These bonuses were calculated in accordance with the executive incentive compensation plan targets as initially adopted in January 2008.

Historically, the compensation committee has considered adjustments to targets and bonuses where sound business practices favor the implementation of business actions or practices which may have a temporary or short-term negative impact on profitability or expenses or for factors substantially independent of management’s practical control. Examples of historical or potential adjustments include adjustments for force majeure type events, such as weather related impacts, war and terrorism related impacts, and fuel expenses. Where extraordinary events occur, different subjective concerns may have primacy in the committee’s evaluation in different years. For example, significant changes in fuel prices may materially affect a variety of performance matters. In some years, the committee may conclude that the executive deserves a substantial reward for managing in a difficult environment; in other years, the committee may determine (often with the input of one or more of the company’s executive officers) that the need to show solidarity with the company’s other employees and investors may trump equally solid or outstanding performance in a difficult environment. Such determinations are inherently subjective. During 2008, there were no adjustments made to the targets that had to be achieved in the annual cash bonus plan for any officers.

Potential bonus, as a percentage of base salary, is higher for our principal executive officer, reflecting his greater responsibility for, and greater ability to influence, the achievement of targets.

•    Long-Term Incentives. While salary and short-term incentives are primarily designed to compensate current and past performance, the primary goal of the long-term incentive compensation program is to directly link management compensation with the long-term interests of the stockholders. Historically, the committee has not utilized any percentage or relative measure of valuation to establish any relationship or allocation between total cash and non-cash compensation.

— Types of Equity Awards and Criteria for Award Type Selection. Prior to October 2004, we relied heavily on stock options to provide incentive compensation to our executive officers and other key employees and to align their interests with those of our stockholders. Based on changes in U.S. accounting rules and a general trend toward increased use of restricted stock and decreased use of stock options, the committee has increased the number of awards using restricted stock and decreased the number utilizing stock options. For the immediate future, we intend to rely primarily on restricted stock grants and performance share awards to provide long-term incentive compensation to our officers and key employees, without excluding the possibility of continuing to also grant stock options as a form of incentive compensation.

— Criteria for Award Amounts. In considering whether to grant equity incentives, the committee looks at a variety of factors, with no formal weighting assigned to any single factor or group of factors. In determining the size of equity awards, the committee assesses the current value of previous awards; however, historically it has not given any weight to total accumulated wealth in evaluating whether future awards are merited. The committee also evaluates equity incentive awards made by our competitors and other companies of comparable size and complexity (both individually and as part of a comparative compensation analysis), historical levels of the company’s equity incentives, the extent to which value under the award is subject to risk, whether the award vehicle has intrinsic value, and the need to motivate and retain persons eligible to participate under the company’s plans. We may also consider the prospects for equity appreciation in light of depressed equity valuations, the current macroeconomic environment, and the prospects for continued economic recession in the United States.

— Utilization of Performance Based Awards for Equity Incentive Compensation. In 2009, the compensation committee determined that one third of new long term equity incentive awards for 2009 would be performance based. The committee expects over the coming years to consider a variety of performance measures for future performance based equity awards and may utilize different criteria from year to year as it evaluates which performance measures it believes are most appropriate to assess the performance of the company in general as well as the performance of individual participants in particular. Furthermore, the committee believes that the most appropriate performance measures are likely to change from time to time in light of external conditions, as well as the company’s strategic and tactical goals that may alter the utility of, or appropriateness of, selected performance measures. For 2009 going forward, the committee determined that two thirds of the awards of long term equity incentive compensation would be time-vesting awards of restricted stock and that one-third of the 2009 awards would be stock based performance awards. Under performance share awards, which are administered as part of our long-term incentive plan, participants can earn shares of common stock based on the company’s relative total shareholder return (“TSR”) performance against a peer group of companies currently consisting of nine air carriers. The performance period will begin and end as specified by the Committee. For grants in 2009, the performance period began as of January 1, 2009 and will end three years later on December 31, 2011. Future awards are expected to begin as of January 1 and end three years later on December 31. For each performance period for which an award is made, a target, expressed as a number of shares, will be specified. The actual number of shares earned at the end of the performance period currently may range from 0% to 200% of target, depending on the company’s TSR performance. Payment of earned performance shares will be made in AirTran common stock. Relative TSR will be the sole measure of performance for earning performance shares. TSR represents an annualized rate of return reflecting price appreciation plus reinvestment of dividends and the compounding effects of dividends paid on reinvested dividends. TSR is determined in accordance with a formula that takes into account the change in stock price which is defined as the difference between the ending stock price and the beginning stock price which in turn is defined respectively as the average closing price as reported on the applicable stock exchange of one share of the common stock of AirTran or the applicable peer group company for the ninety (90) trading days immediately prior to the first and last days of the performance period. The Committee has the power to make equitable adjustments based on changes such as stock splits, as well as mergers, bankruptcies and other events with respect to the peer group companies and their securities, as well as the company and its securities. Currently, peer group companies who seek bankruptcy protection or are involved in a merger or acquisition will be removed from the peer group. Peer group companies that cease trading on a recognized U.S. national stock exchange likewise will be removed. In determining whether performance criteria have been achieved, a determination will be made of TSR for the company and the peer group companies with a ranking from highest to lowest followed by a percentile ranking based on a formula. With that percentile rank, the percentage of the target number of performance shares earned is determined on a ranking from 0% to 200%. In all cases, the compensation committee retains the right to make a final determination as to whether any award will be earned.

— Vesting and Holding Periods for Equity Incentive Compensation. As a means to encourage long-term thinking and encourage continued employment with AirTran, the company’s equity awards are usually subject to a multi-year vesting period. Historically, our grants of stock options and restricted stock have vested annually over a three year period and the committee anticipates that future awards will continue to be subject to multi-year vesting, most likely for similar periods up to three years. Prior to 2006, the company did not impose minimum equity ownership requirements for equity compensation awarded to its executive officers, nor did it require any continued ownership of the securities issued pursuant to such awards after vesting. In 2006, the committee evaluated whether such a policy of minimum stock ownership levels or award retention should be implemented and the potential parameters for any award retention policy, and recommended a policy for adoption by the board of directors, which policy became effective in July 2006 with full compliance required by June 2009. Such policy provides for waiver or amendment in the event of hardship.

•    Retirement Benefits.

— Key Executive Retirement Plan. In 2007, the board approved the adoption of the AirTran Key Executive Retirement Plan (KERP). The purpose of the KERP is to help attract and retain key executives by providing supplemental post-tax retirement benefits.

Starting in 2007, the company designated, and in future years the company will designate, certain key executives who are eligible to participate in the KERP and will make contributions toward premium costs for a variable life insurance product held in the name of each participant. In 2008, the amount of the contribution equaled, and in future years the amount of the contribution is expected to equal, 12.5% of the participant’s base salary and bonus for the prior year, less 25% of the contribution for required tax withholding. Contributions are fully taxable to the participant.

The variable life insurance products are not subject to forfeiture (other than any provisions for cancellation imposed by the insurer). Participants are eligible to begin receiving payments from the policy once they reach age 55 and terminate employment with the company. Depending upon the terms of the insurance product used to fund this benefit, earlier distributions or loans may be permitted in limited circumstances, subject to approval by the company and any penalties and fees imposed by the insurer.

Because the contribution is fully taxable at grant, the compensation committee does not consider an individual’s accrued benefits or payout projections in setting compensation, but does consider the amount of the cash contribution.

— Retirement Health Benefits. Upon qualification, based on age and years of service, the company’s executive officers participate in a retirement health plan which provides a continuation of their existing health insurance benefits past their retirement. The approximate value of such benefits on an actuarial basis is set forth in the discussion on change of control benefits.

•    Other Benefits. All of the company’s executives are eligible to participate in the company’s health care, insurance and other welfare and employee benefit programs, which (other than retirement programs) generally are the same for all eligible employees, including AirTran’s executive officers.

— 401(k) Savings Plan. AirTran offers retirement benefits to its U.S. employees through an employee-funded 401(k) Savings Plan with a company “match.” The 401(k) Savings Plan provides a long-term savings vehicle that allows for pretax contributions by an employee and tax-deferred earnings. Employees may generally contribute up to 50% of eligible annual pay to the 401(k) Savings Plan, not to exceed the annual IRS limit (generally $15,500 for 2008). Employees attaining at least 50 years of age by the end of 2008 were eligible to make 401(k) catch-up contributions to a maximum of $5,000. Employees direct their own investments in the 401(k) Savings Plan. The retirement benefits under such tax-qualified savings plan for AirTran’s executive officers are the same as those available for other eligible employees in the U.S. Individual participant balances reflect a combination of: (1) a differing annual amount contributed by the company or the employee; (2) the annual contributions and/or deferred amounts being invested at the discretion of the employee (the same investment choices are available to all participants); and (3), as in (2), the continuing reinvestment of the investment returns until the accounts are paid out. This means that similarly situated employees, including AirTran’s executive officers, may have materially different account balances because of a combination of factors: the numbers of years that the person has participated in the plan; the amount of money contributed or compensation deferred at the election of the participant from year to year; and the investments chosen by the participant. The 401(k) plan does not promise any guaranteed minimum returns or above-market returns; the investment returns are dependent upon actual investment results. Accordingly, when determining annual compensation for executive officers, the compensation committee does not consider the individuals’ retirement plan balances and payout projections.

— Flight Benefits. As is traditional in the airline industry, executives and their immediate family are entitled to certain travel privileges on our flights, which may be on a positive space basis. Similar travel benefits (which generally are on a space available basis) are afforded to all of our eligible employees. The value of such flight benefits for the executives is reported as taxable income.

— Executive Perquisites. Our executive officers currently are eligible for two minor perquisites not generally available to all of our employees. The company pays the cost of an annual physical, when such physical is not already covered by the executive’s underlying insurance coverage and the cost of financial planning assistance in an aggregate annual amount not to exceed $10,000.

Duration of Benefits

The duration of benefits for our executive officers is based on a variety of factors including the purpose of the benefit, historical expectations, competitive factors, and the cost of providing the benefit. Historically we have provided few lifetime benefits. We provide lifetime benefits in two areas: retiree health benefits, which require minimum years of service with the company and are intended in part to reward longevity of service with the company, and taxable flight benefits, which are historically provided to retirees in the industry and are relatively low-cost benefits.

Equity Awards in 2008

In 2008, 340,500 shares of restricted stock were granted to the named executive officers, which includes 21,000 shares of restricted stock awarded to Stanley J. Gadek and subsequently forfeited when Mr. Gadek left the company in March 2008, and no stock options were granted to the named executive officers of the company.

Equity Award Timing

Our current policy with respect to annual equity awards to key employees, including our executive officers (but excluding grants to newly hired employees), is that equity awards occur at the time of the January board of directors meeting to be effective as of a specified date in February, which date is intended to result in future vesting within a trading window. In 2006, the vesting date of certain awards was amended to delay the vesting of certain awards from a January vesting schedule to a February vesting schedule. The life of such awards was not extended in connection with such changes.

Use of Employment and Severance Agreements

The committee has determined that competitive considerations merit the use of employment contracts, severance agreements, or executive benefits agreements for members of senior management. From 2000 to 2006, Mr. Fornaro had a severance benefit agreement and since 2006, Mr. Fornaro has been employed pursuant to an employment contract. From 2001 to 2008, Messrs. Kolski and Magurno each had severance benefit agreements. Since 2002, Mr. Smith has had a severance benefit agreement. The severance agreements for Messrs. Kolski, Magurno and Smith were superseded by executive benefit agreements in 2008. Mr. Rossum is employed pursuant to an executive benefits agreement entered into in 2008 when he joined the company. From 2001 to his departure from the company in 2008, Mr. Gadek had either a severance benefit agreement or an executive benefits agreement. The executive benefits agreements contained no material changes to the level of benefits provided to executive offices under the severance agreements, except as set forth in Other Executive Officers on page 41 of these proxy materials.

The compensation committee believes that industry consolidation is likely to continue to occur over the next decade. Uncertainties associated with such potential consolidation, competitive practices at other air carriers, the importance of retaining the services of various existing members of the senior management team, and considerations of internal parity of treatment of the company’s senior management team, many of whom have served the company for lengthy periods of time, all led the committee to conclude that the extension of executive benefit agreements, which include employment and severance agreement provisions, to members of senior management beyond Mr. Fornaro was appropriate to ensure the continued availability of the current senior management team and to attempt to minimize management distractions in a potentially changing and consolidating business environment. Such executive benefit agreements became effective for Messrs. Kolski, Magurno, and Smith on February 18, 2008, retroactive to February 1, 2008. Compensation criteria for the officers employed pursuant to employment agreements or executive benefit agreements may be more difficult to adjust on an annual basis or in connection with a “change of control.” Conversely, such agreements should help keep employees focused on their jobs during the uncertainty that accompanies a change of control and help preserve benefits after a change of control transaction.

All of the executive benefit agreements provide for certain severance benefits and also provide a contractual right to certain existing retirement benefits. Severance benefits are tiered, with minimal benefits in the case of a termination for cause, increased benefits for termination without cause, and still greater benefits in connection with a termination following a change of control. The company believes such a tiered approach strikes an appropriate balance between preserving flexibility and preventing the possibility of “unjust enrichment” on the one hand, and helping the company to attract and retain key talent while providing certainty and security to the employee consistent with past practice. For more information on our contractual arrangements with our executive officers, please refer to Employment Agreements and Change of Control Arrangements on page 41 of these proxy materials.

Change of Control Compensation

As discussed above, provisions for additional or continued compensation in connection with a change of control of the company are located in three areas: (1) in the company’s employment contracts, (2) the executive benefits agreements, and (3) more generally, in the company’s equity incentive plans and/or award agreements thereunder whereby the committee administering such plans and awards has the power to accelerate the vesting of such awards upon a change of control or where such plans or awards provide for automatic vesting in the event of such change, whether merely upon the occurrence of such event or upon the occurrence of such event and an adverse occurrence for the participant, such as actual or constructive termination of employment.

The change of control provisions set forth in the company’s employment or executive benefits agreements employ a hybrid approach to triggering events. Change of control benefits are not payable automatically upon the occurrence of a single change of control event. Conversely, payment of benefits is not restricted only to situations involving the involuntary termination of the officer afforded such change of control protection. Instead, benefits are payable not only in the case of involuntary terminations but also in the case of Mr. Fornaro where the executive has, for a period of 24 months subsequent to a change of control transaction, elected to terminate his employment, because of the occurrence of certain events without his consent or upon termination by the company either 6 months before or in the 24 months after such transaction, or in the case of the company’s other executive officers where there are specified constructive terminations. The committee believes this approach helps to ensure the continued availability of the services of the executive during times of uncertainty inherent with any change of control including especially in the post-event period under new ownership and/or management, while at the same time limiting windfall benefits by making the benefits payable only after an actual or constructive termination of employment. By providing post-event coverage, the executive is encouraged to remain in the employ of the company without the need to be concerned about a post-event restructuring which may result in a material diminishment of the executive’s duties or post-event management or ownership with respect to which the executive may have concerns or reservations.

The definition of change of control is intended to be broad in scope and to capture most, if not all, of the scenarios where an actual change of control has occurred. Automatic vesting under the terms of our equity compensation plans is based on market practices and a recognition that the value of equity compensation can be radically affected by a change of control, whether or not existing management is retained.

In connection with providing change of control benefits to the company’s executive officers, the committee has evaluated, and expects to continue to examine, the total amounts which could be realized by persons granted such rights upon a change of control.

Wealth Accumulation

The compensation committee does not engage in a specific process which attempts to justify compensation levels based on wealth accumulation. The committee does not analyze proposed annual compensation for any individual versus the accrued wealth of such individual, or the accrued wealth of persons with similar job titles at other companies, although it does consider from time to time the total wealth that may be accumulated by an officer under the Company’s compensation arrangements. As previously noted, the committee also evaluates from time to time whether compensation levels are consistent with the company’s goal of being a leader among low cost airlines, while maintaining or attracting superior executive talent appropriate to maintain such status.

Recapture and Forfeiture Policies

Historically, the company has not had formal policies with respect to the adjustment or recapture of performance based awards where the financial measures on which such awards are based, or are to be based, are adjusted for changes in reported results such as, but not limited to, instances where the company’s financial statements are restated. The committee does not believe that repayment should be required where the executive or a plan participant has acted in good faith and the errors are not attributable to the participant’s gross negligence or willful misconduct. In such later situations, the committee believes the company has or will have available negotiated or legal remedies. However, the committee may elect to take into account factors such as the timing and amount of any financial restatement or adjustment, the amounts of benefits received, and the clarity of accounting requirements leading to any restatement in setting the future compensation of the responsible officer or officers.

Stock Ownership Policies

In July 2006, the compensation committee recommended and the board of directors adopted changes to the compensation committee charter, allowing the compensation committee to establish stock ownership policies for the company’s officers in addition to the existing director share ownership policy (which is also set and administered by the compensation committee). By July 25, 2009, “senior officers” must hold 10,000 shares of common stock and “junior officers” must hold 5,000 shares of common stock. Future new or newly promoted officers must meet the requirements within three years of election or appointment to their position. The chair of the compensation committee and the company’s chief executive officer may waive or otherwise limit the policy based on hardship, provided that any such action by the chief executive officer must be promptly reported to the chair of the compensation committee.

Deductibility of Compensation and Related Tax Considerations

As one of the factors in its review of compensation matters, the committee considers the anticipated tax treatment to the company and to the executives of various payments and benefits.

•    Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally limits to $1 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s four most highly compensated executive officers, other than the chief executive officer. However, certain “performance-based” compensation is not subject to the $1 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (i) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, are approved by a majority of the corporation’s stockholders and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made.

The company’s stock options under the Long-Term Incentive Plan have been structured with the goal of complying with the requirements of Section 162(m), and the compensation committee believes stock options awarded under the Long-Term Incentive Plan should qualify as “performance-based” compensation exempt from limitations on deductibility under Section 162(m); however, the deductibility of any compensation, including the restricted stock grants to Mr. Fornaro, was not a condition to any compensation decision. Except for compensation payable to Mr. Fornaro—or to its executive officers in the event of a change of control—based on current compensation levels the company does not expect its ability to deduct executive compensation awarded for or payable in 2009 to be limited by operation of Section 162(m).

In a 2008 Revenue Ruling, the IRS announced a significant shift in its interpretation of Section 162(m) relating to the performance-based compensation exception to the $1 million dollar limitation on tax deductible compensation paid by publicly held companies. The regulations under Section 162(m) specifically allow payment of performance-based compensation upon death, disability, or a change of control. Using the reasoning that it was analogous to death, disability or a change of control, the IRS had concluded in previous private letter rulings that performance-based payments made as a result of involuntary terminations by the employer without cause or by the executive for good reason did not fail to qualify as Section 162(m) performance-based compensation. This meant that the performance-based payment was still deductible under Section 162(m), even though the performance goal had not been met at the time of payment for these types of events (e.g. a payment at target upon termination for good reason). However, according to the new Revenue Ruling, this rationale is no longer being used by the IRS in analyzing performance-based compensation.

The new Revenue Ruling 2008-13 published in February 2008 states that if performance-based pay could become due under a plan or agreement upon a termination without cause, for good reason, or as a result of voluntary retirement, and would be payable regardless of whether performance-based goals are met, then any payment from such plan or agreement will not qualify as Section 162(m) performance-based compensation and will not be eligible for exclusion from the Section 162(m) $1 million compensation limit. The ruling applies to performance periods beginning after January 1, 2009, and compensation arrangements entered into, renewed or extended after February 21, 2008.

Under the company’s executive benefits agreement, certain terminations following a change of control give rise to a lump sum cash payment obligation based on the amount of the officer’s salary and prior bonus amounts. Because such payment is not provided for under the executive incentive compensation plan and is not based on amounts for which the executive is eligible in the current year, the company believes that such payment will not result in any disqualification of the executive incentive compensation plan, whose performance-based cash compensation payments will continue to be excluded from compensation for purposes of calculating whether or not the $1 million deductibility limit has been achieved.

Due to interpretations and changes in the tax laws, some types of compensation payments and their deductibility depend on the timing of an executive’s vesting or exercise of previously granted rights and other factors beyond the compensation committee’s control which could affect the deductibility of compensation.

The compensation committee will continue to carefully consider the impact of Section 162(m) when designing compensation programs, and in making compensation decisions affecting the company’s Section 162(m) covered executives. Certain future stock awards may be excludable from the Section 162(m) $1 million limit on deductibility if the vesting of any such awards, other than in the case of certain specified events including a change of control, is tied to performance-based criteria, or be part of compensation packages which are less than $1 million. Nonetheless, the compensation committee believes that in certain circumstances, as in that of compensation payable to the company’s current chief executive officer in the case of a change of control, factors other than tax deductibility are more important in determining the forms and levels of executive compensation most appropriate and in the best interests of the company and its stockholders. Accordingly, it may award compensation in excess of the deductibility limit, with or without requiring a detailed analysis of the estimated tax cost of non-deductible awards to the company. Given our dynamic and rapidly changing industry and business, as well as the competitive market for outstanding leadership talent, the compensation committee believes it is important to retain the flexibility to design compensation programs consistent with its compensation philosophy for the company, even if some executive compensation is not fully deductible.

•    Section 280G. Code Section 280G generally denies a deduction for a significant portion of certain compensatory payments made to corporate officers, certain stockholders and certain highly-compensated employees if the payments are contingent on a change of control of the employer and the aggregate amounts of the payments to the relevant individual exceed a specified relationship to that individual’s average compensation from the employer over the preceding five years. In addition, Code Section 4999 imposes on that individual a 20% excise tax on the same portion of the payments received for which the employer is denied a deduction under Section 280G. In determining whether to approve an obligation to make payments for which Section 280G would deny the company a deduction or whether to approve an obligation to indemnify (or “gross-up”) an executive against the effects of the Section 4999 excise tax, the committee has adopted an approach similar to that described above with respect to payments which may be subject to the deduction limitations of Section 162(m).

AirTran generally does not fully indemnify against the effect of taxation except as competitive considerations may dictate. We have structured our change of control benefits to provide for automatic reductions in such benefits where the aggregate amount payable would trigger an excise tax liability (generally at or above 2.99 times ordinary compensation).

Chief Executive Officer Compensation

Except as noted, the compensation policies described above apply equally to the compensation of the chief executive officer.

Committee Conclusion

Attracting and retaining talented and motivated management and employees is essential to create long-term stockholder value. Offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of the company’s chief executive officer and other executive officers with those of stockholders. The committee believes that AirTran’s 2008 compensation program met these objectives. Likewise, based on our review, the committee finds the total compensation (and, in the case of the severance and change-of-control scenarios, the potential payouts) to the company’s chief executive officer and other named executive officers in the aggregate to be reasonable and not excessive.

Compensation Committee and Management Review and Authorization

The compensation committee has reviewed the above Compensation Disclosure and Analysis with the company’s chief executive officer. Based on a review of this Compensation Disclosure and Analysis report and discussion with the company’s chief executive officer, the compensation committee has recommended to the board of directors that the Compensation Disclosure and Analysis report be included in this proxy statement.

Authorization

This report has been submitted by the compensation committee:

J. Veronica Biggins	Geoffrey T. Crowley	Jere A. Drummond	Alexis P. Michas

Other Executive Compensation Information

The following sections of this Proxy Statement set forth compensation information relating to the principal executive officer, principal financial officer and the three most highly compensated executive officers of the company, other than the principal executive officer and principal financial officer (collectively, the “ named executive officers”), for the fiscal year ended December 31, 2008.

The following table shows the compensation awarded or paid by AirTran for services rendered for the fiscal years ended December 31, 2006, 2007 and 2008 to the named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Stock Awards ($)(2)		Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)		Total ($)
Robert L. Fornaro Chief Executive Officer and President (Principal Executive Officer)	2008 2007 2006	500,000 431,385 411,538	(6)	375,000 545,000 378,000		526,200 360,000 1,919,400	(4) (7) (7)	0 0 0	0 0 0	N/A N/A N/A	120,086 169,757 3,895	(5) (8)	1,521,286 1,506,142 2,712,833

Arne G. Haak(9) Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2008	247,500		125,000		283,205	(10)	0	0	N/A	47,361	(11)	703,066

Stephen J. Kolski, Executive Vice President	2008 2007 2006	294,423 266,539 244,231		95,000 196,000 150,000		447,270 334,800 334,800	(12) (14) (14)	0 0 0	0 0 0	N/A N/A N/A	60,690 81,157 2,629	(13) (15)	897,383 878,496 731,660

Richard P. Magurno, Senior Vice President, General Counsel and Secretary	2008 2007 2006	275,000 258,846 229,385		105,000 192,500 128,625		184,170 334,800 334,800	(16) (18) (18)	0 0 0	0 0 0	N/A N/A N/A	50,864 72,988 0	(17) (19)	615,034 859,134 692,810

Steven A. Rossum(20) Executive Vice President	2008	90,769		250,500	(21)	264,000	(22)	0	0	N/A	1,997	(23)	607,266

Alfred J. Smith, III(24) Senior Vice President	2008 2007	274,423 246,539		105,000 182,000		184,170 238,000	(25) (27)	0 0	0 0	N/A N/A	52,047 72,251	(26) (28)	615,640 738,790

Stanley J. Gadek,(29) former Senior Vice President and Chief Financial Officer	2008 2007 2006	339,231 263,846 239,231		0 196,000 131,250		0 334,800 334,800	(30) (32) (32)	0 0 0	0 0 0	N/A N/A N/A	12,751 76,673	(31) (33)	351,982 871,319 705,281

(1)	Bonus amounts reflect amounts paid in 2009 for 2008, in 2008 for 2007 and in 2007 for 2006.
(2)	All restricted shares granted to officers conferred upon them the same rights as are conferred upon any stockholder of common stock. These rights include the ability to receive dividend distributions if the company decides to grant dividend payments in the future. Because the company has never paid any dividends and has no intention to do so for the foreseeable future, zero value has been ascribed to such right for purpose of computing the fair value of such awards. Values reported are based on the fair market value of shares as of the date of grant, as determined pursuant to FAS 123(R).
(3)	As required by applicable SEC rules, the company estimates the value of travel on airline passes based on the incremental cost of providing such service. Because such travel is provided only on the company’s scheduled flights or on other carriers with which the company has reciprocity agreements to provide similar air pass travel and travelers on its air passes generally may not displace or “bump” revenue passengers except in the case of business travel which is integrally and directly related to the job duties of the officer (in which case the travel does not constitute a prerequisite or other benefit under applicable SEC rules) the incremental cost of providing such benefit is de minimis. Accordingly, such travel benefits have been assigned zero value for purposes of the above table. Mr. Fornaro and Mr. Kolski’s “other compensation” also includes matching contributions made by the company to their respective 401(k) accounts.
(4)	Mr. Fornaro was granted 60,000 shares of restricted stock on February 6, 2008. The closing market price for the company’s common stock on such date was $8.77. Such shares vested 1/3 on February 6, 2009 (subsequent to the date of this table), will vest 1/3 on February 6, 2010 and will vest 1/3 on February 6, 2011.
(5)	Includes $101,250 in KERP contributions for Mr. Fornaro, matching contributions made by the company to Mr. Fornaro’s 401(k) account and gross-ups.
(6)	Includes $342,948 paid to Mr. Fornaro through October 31, 2007 at the rate of $411,538 per annum and $83,333 paid from November 1, 2007 through December 31, 2007 at the rate of $500,000 per annum.

(7)	Mr. Fornaro was granted 300,000 shares of restricted stock on November 1, 2007 in connection with his new employment agreement. The closing market price for the company’s common stock on such date was $10.16. Earlier in the year Mr. Fornaro was granted 60,000 shares on January 22, 2007. Previously Mr. Fornaro was granted an additional 75,000 shares of restricted stock in May 2006 in connection with his 2006 employment agreement. The 75,000 shares would have vested 100% as of November 1, 2007, pursuant to accelerated vesting as a result of Mr. Fornaro’s election as chairman or chief executive officer of the company. Pursuant to an amendment to Mr. Fornaro’s prior employment agreement, 50,000 such shares vested upon his election as chief executive officer and 25,000 shares of such restricted stock vested on February 6, 2008. Mr. Fornaro also was granted 60,000 shares of restricted stock in February 2006. These shares vested 1/3 each on January 26, 2007, 1/3 on February 6, 2008, and 1/3 on February 6, 2009 (subsequent to the date of this table). Mr. Fornaro was granted a restricted stock award for 60,000 shares during January 2005. These shares all vested on the same schedule. Such shares vested 1/3 each on January 26, 2006, 1/3 on February 6, 2007, and 1/3 on February 6, 2008. Mr. Fornaro was also granted a restricted stock award of 32,000 shares during January 2004. Such shares vested 1/3 on January 21, 2005, 1/3 on February 6, 2006 and 1/3 on February 6, 2007. All of such options are, if not now vested, subject to accelerated vesting in the event of Mr. Fornaro’s death, disability, termination without cause, constructive termination or upon a change of control, as defined in Mr. Fornaro’s employment agreement.
(8)	Includes KERP contributions for Mr. Fornaro made in 2007 for the initial plan year of 2006, the 2007 plan year and matching contributions made by the company to Mr. Fornaro’s 401(k) account.
(9)	Mr. Haak became the company’s chief financial officer on June 11, 2008 and was not a named executive officer prior to such date.
(10)	Mr. Haak was granted a restricted stock award of 16,500 shares in February 2008. Such shares vested 1/3 on February 6, 2009 (subsequent to the date of this table) and will vest 1/3 on February 6, 2010 and 1/3 on February 6, 2011. Mr. Haak was also granted a restricted stock award of 50,000 shares on June 11, 2008, in connection with his appointment as senior vice president and chief financial officer. The closing market price for the company’s common stock on such date was $2.77. Such share vested 1/3 on February 6, 2009 (subsequent to the date of this table) and will vest 1/3 on February 6, 2010 and 1/3 on February 6, 2011.
(11)	Includes $37,978 in KERP contribution for Mr. Haak and matching contributions made by the company to Mr. Haak’s 401(k) account.
(12)	Mr. Kolski was granted a restricted stock award of 51,000 shares in February 2008. Such shares vested 1/3 on February 6, 2009 (subsequent to the date of this table) and will vest 1/3 on February 6, 2010 and 1/3 on February 6, 2011.
(13)	Includes $52,107 in KERP contributions for Mr. Kolski and matching contributions made by the company to Mr. Kolski’s 401(k) account.
(14)	Mr. Kolski was granted a restricted stock award of 20,000 shares in January 2007. Such shares vested 1/3 on February 6, 2008 (subsequent to the date of this table) and will vest, 1/3 on February 6, 2009 and 1/3 on February 6, 2010. Mr. Kolski also was granted a restricted stock award of 20,000 shares in 2006. Such shares vested 1/3 on February 6, 2007, 1/3 on February 6, 2008 and 1/3 on February 6, 2009 (subsequent to the date of this table). Mr. Kolski was granted a restricted stock award of 20,000 during January 2005. These shares all vested on the same schedule. Such shares vested 1/3 each on January 26, 2006, 1/3 on February 6, 2007 and 1/3 on February 6, 2008. Mr. Kolski also was granted a restricted stock award of 7,500 shares during January 2004. Such shares vested 1/3 each on January 21, 2005, 1/3 on February 6, 2006 and 1/3 on February 6, 2007.
(15)	Includes KERP contributions for Mr. Kolski made in 2007 for the initial plan year of 2006, the 2007 plan year and matching contributions made by the company to Mr. Kolski’s 401(k) account.
(16)	Mr. Magurno was granted a restricted stock award of 21,000 shares in February 2008. Such shares vested 1/3 on February 6, 2009 (subsequent to the date of this table) and will vest 1/3 on February 6, 2010 and 1/3 on February 6, 2011.
(17)	Includes $48,471 in KERP contribution for Mr. Magurno.
(18)	Mr. Magurno was granted a restricted stock award of 20,000 shares in January 2007. Such shares vested 1/3 on February 6, 2008 and will vest 1/3 on February 6, 2009 (subsequent to the date of this table) and will vest 1/3 on February 6, 2010. Mr. Magurno was granted a restricted stock award of 20,000 shares in 2006. Such shares vested 1/3 on February 6, 2007, 1/3 on February 6, 2008 and 1/3 on February 6, 2009 (subsequent to the date of this table). Mr. Magurno was granted restricted stock awards for 20,000 shares during January 2005. These shares all vested on the same schedule. Such shares vested 1/3 each on January 26, 2006, 1/3 on February 6, 2007 and 1/3 on February 6, 2008. Mr. Magurno was also granted a restricted stock award of 7,500 shares in January 2004. Such shares vested 1/3 on January 21, 2005, 1/3 on February 6, 2006 and 1/3 on February 6, 2007.
(19)	Includes KERP contributions for Mr. Magurno made in 2007 for both the initial plan year of 2006 and the 2007 plan year.
(20)	Mr. Rossum became a named executive officer of the Company on September 2, 2008.
(21)	Mr. Rossum was granted a signing bonus of $147,500 in connection with his appointment as executive vice president.
(22)	Mr. Rossum was granted a restricted stock award of 100,000 shares on September 2, 2008. The closing market price for the company’s common stock on such date was $2.64. Such shares vested 1/3 on February 6, 2009 (subsequent to the date of this table) and will vest 1/3 on February 6, 2010 and 1/3 on February 6, 2011.
(23)	Includes matching contributions made by the company to Mr. Rossum’s 401(k) account.
(24)	Mr. Smith became a reportable executive officer in 2007. Accordingly, no compensation information is shown for Mr. Smith for 2006.
(25)	Mr. Smith was granted a restricted stock award of 21,000 shares in February 2008. Such shares vested 1/3 on February 6, 2009 (subsequent to the date of this table) and will vest 1/3 on February 6, 2010 and 1/3 on February 6, 2011.
(26)	Includes $46,274 in KERP contribution for Mr. Smith and matching contributions made by the company to Mr. Smith’s 401(k) account.
(27)	Mr. Smith was granted a restricted stock award of 20,000 shares in January 2007. Such shares vested 1/3 on February 6, 2008, 1/3 on February 6, 2009 (subsequent to the date of this table) and will vest 1/3 on February 6, 2010.
(28)	Includes KERP contributions for Mr. Smith made in 2007 for the initial plan year of 2006, the 2007 plan year and matching contributions made by the company to Mr. Smith’s 401(k) account.
(29)	Mr. Gadek was the company’s senior vice president and chief financial officer from July 2000 to March 2008, when he left the company.
(30)	Mr. Gadek was granted a restricted stock award of 21,000 shares in February 2008, which had a value of $184,170 based on the fair market value of the shares as of the date of grant, as determined pursuant to FAS 123(R). Mr. Gadek subsequently forfeited this entire grant when he left the company in March 2008.
(31)	Includes $12,357 in KERP contribution for Mr. Gadek for that portion of the 2008 plan year prior to Mr. Gadek’s departure from the company in March 2008.
(32)	Mr. Gadek was granted a restricted stock award of 20,000 shares in January 2007. Such shares vested 1/3 on February 6, 2008 and were to vest 1/3 on February 6, 2009 and 1/3 on February 6, 2010. In connection with Mr. Gadek’s departure from the company, all unvested shares were forfeited. Mr. Gadek also was granted a restricted stock award of 20,000 in 2006. Such shares vested 1/3 on February 6, 2007, 1/3 on February 6, 2008 and were to vest 1/3 on February 6, 2009. In connection with Mr. Gadek’s departure from the company, all unvested shares as of the date of his departure were forfeited. Mr. Gadek was granted a restricted stock award of 20,000 shares during January 2005. These shares all vested on the same schedule. Such shares vested 1/3 on January 26, 2006, 1/3 on February 6, 2007 and 1/3 on February 6, 2008. Mr. Gadek was also granted a restricted stock award of 9,000 shares during January 2004. Such shares vested 1/3 on January 21, 2005, 1/3 on February 6, 2006 and 1/3 on February 6, 2007.
(33)	Includes KERP contributions for Mr. Gadek made in 2007 for both the initial plan year of 2006 and the 2007 plan year.

Short Term Incentive Plan Awards in Last Fiscal Year

The following table sets forth for each named executive officer, the bonus percentage potentially attributable to performance targets and the percentage attributable to the committee’s discretion. The committee has the authority to adjust, waive or reset targets. The following table also sets forth information regarding the annual cash incentive awards made to the named executive officers for 2008:

Short-Term Incentive Plan Participant (Name and Position)	Award Percentage Subject to Objective/ Subjective Criteria (%)	Target Incentive Award as a Percentage of Base Salary (%)	Actual Annual Incentive Award(1) ($)	Actual Annual Incentive Award as a Percentage of Target (%)	Actual Incentive Award as a Percentage of 2008 Year End Base Salary (%)
Robert L. Fornaro, President and Chief Executive Officer	70/30	150	375,000	50	75
Arne G. Haak, Senior Vice President and Chief Financial Officer	80/20	70	125,000	65	45
Stephen J. Kolski, Executive Vice President	80/20	70	95,000	46	32
Richard P. Magurno, Senior Vice President, General Counsel and Secretary	80/20	70	105,000	55	38
Steven A. Rossum Executive Vice President	80/20	70	103,000	50	35
Alfred J. Smith, III, Senior Vice President	80/20	70	105,000	55	38
Stanley J. Gadek,(2) Former Senior Vice President and Former Chief Financial Officer	80/20	70	0	0	0

(1)	Bonus payments were paid in 2009.
(2)	Mr. Gadek left the company in March 2008 and was not eligible for any incentive award for fiscal year 2008.

Grants of Plan Based Awards in Last Fiscal Year

The following table shows information about plan-based awards during fiscal 2008 for the named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Robert L. Fornaro	2/6/08	N/A	N/A	N/A	N/A	N/A	N/A	60,000	N/A	N/A	526,200
Arne G. Haak	2/6/08	N/A	N/A	N/A	N/A	N/A	N/A	16,500	N/A	N/A	144,705
	6/11/08	N/A	N/A	N/A	N/A	N/A	N/A	50,000	N/A	N/A	138,500
Stephen J. Kolski	2/6/08	N/A	N/A	N/A	N/A	N/A	N/A	51,000	N/A	N/A	447,270
Richard P. Magurno	2/6/08	N/A	N/A	N/A	N/A	N/A	N/A	21,000	N/A	N/A	184,170
Steven A. Rossum	9/2/08	N/A	N/A	N/A	N/A	N/A	N/A	100,000	N/A	N/A	264,000
Alfred J. Smith, III	2/6/08	N/A	N/A	N/A	N/A	N/A	N/A	21,000	N/A	N/A	184,170
Stanley J. Gadek	2/6/08	N/A	N/A	N/A	N/A	N/A	N/A	21,000	N/A	N/A	184,170

(1)	AirTran has not granted any awards under equity incentive plans the vesting of which is contingent upon the achievement of any performance based criteria. Vesting of company awards is generally based on continued service and the passage of time, subject to acceleration upon the occurrence of various events.

(2)	If such awards had been granted as of December 31, 2008, based on the price of the Company’s common stock as of such date, the fair values would have been as follows:

Name	Value
Robert L. Fornaro	266,400
Arne G. Haak	295,260
Stephen J. Kolski	226,440
Richard P. Magurno	93,240
Steven A. Rossum	444,000
Alfred J. Smith, III	93,240
Stanley J. Gadek	93,240

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to the common stock that may be issued upon the exercise of options and other awards under the company’s existing equity compensation plans as of December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert L. Fornaro	75,000 32,359 85,000 45,000	0	N/A	9.05 3.90 4.90 13.03	05/16/11 07/25/12 01/22/13 01/21/14	320,000	1,420,800	N/A	N/A

Arne G. Haak	0	0	N/A	N/A	N/A	85,499	379,616	N/A	N/A

Stephen J. Kolski	25,000 45,000 40,000 15,000	0	N/A	9.12 3.90 4.90 13.03	07/26/11 07/25/12 01/22/13 01/24/14	70,999	315,236	N/A	N/A

Richard P. Magurno	138,000 35,000 25,000 45,000 15,000	0	N/A	4.25 9.12 3.90 4.90 13.03	08/21/10 07/26/11 07/25/12 01/22/13 01/21/14	40,999	182,036	N/A	N/A

Steven A. Rossum	0	0	N/A	N/A	N/A	100,000	444,000	N/A	N/A

Alfred J. Smith, III	91,667 6,667 15,000	0	N/A N/A	5.82 4.90 13.03	4/8/12 1/22/13 1/21/14	40,999	182,036	N/A	N/A

Stanley J. Gadek(4)	0	0	N/A	N/A	N/A	0	0	N/A	N/A

(1)	Includes each grant of both exercisable and unexercisable options under the company’s 1993, 1994, 1995 and 1996 Stock Option Plan and its 2002 Long-Term Incentive Plan. All options are fully vested.
(2)	The identity of the officers holding unvested securities, the vesting date for such securities and the number of securities vesting on the applicable date is as follows:

Officer	Vesting Date	Shares Vesting
Robert L. Fornaro	2/6/09 11/1/09 2/6/10 11/1/10 2/6/11	60,000 100,000 40,000 100,000 20,000
Arne G. Haak	2/6/09 2/6/10 2/6/11	35,833 27,499 22,167
Stephen J. Kolski	2/6/09 2/6/10 2/6/11	30,333 23,666 17,000
Richard P. Magurno	2/6/09 2/6/10 2/6/11	20,333 13,666 7,000
Steven A. Rossum	2/6/09 2/6/10 2/6/11	33,334 33,333 33,333
Alfred J. Smith, III	2/6/09 2/6/10 2/6/11	20,333 13,666 7,000

(3)	We compute this value based on the closing price of the company’s common stock on the New York Stock Exchange of $4.44 on December 31, 2008.
(4)	Mr. Gadek resigned from the company in March 2008, at which time all of his unexercised and unvested stock options and restricted stock awards were terminated.

Option Exercises and Stock Vested

The following table provides information with respect to common shares which were issued pursuant to the exercise of options or which were shares of restricted stock that vested, in each case, between January 1, 2008 and December 31, 2008:

	Option Awards				Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Robert L. Fornaro	0		0		185,000	(3)	1,165,450	(3)
Arne G. Haak	0		0		13,667	(4)	119,860	(4)
Stephen J. Kolski	0		0		20,000	(5)	175,400	(5)
Richard P. Magurno	0		0		20,000	(6)	175,400	(6)
Steven A. Rossum	0		0		0	(7)	0	(7)
Alfred J. Smith, III	10,000	(8)	38,800	(8)	20,000	(9)	175,400	(9)
Stanley J. Gadek	0		0		20,000	(10)	175,400	(10)

(1)	We compute this value based on the spread between the exercise price and the closing price of our common stock on the New York Stock Exchange at exercise.
(2)	We compute this value based on the closing price of our common stock on the New York Stock Exchange on the date of vesting.
(3)	Mr. Fornaro vested in 85,000 shares on February 6, 2008. The closing market price for the company’s common stock was $8.77 on such date. Mr. Fornaro vested in 100,000 additional shares on November 1, 2008. The closing market price for the company’s common stock was $4.20 on such date. Subsequent to the reporting period of the table, Mr. Fornaro also vested in 60,000 shares on February 6, 2009. The closing market price for the company’s common stock was $4.49 on such date.
(4)	Mr. Haak vested in 13,667 shares on February 6, 2008. The closing market price for the company’s common stock was $8.77 on such date. Subsequent to the reporting period of the table, Mr. Haak also vested in 27,500 shares on February 6, 2009. The closing market price for the company’s common stock was $4.49 on such date.
(5)	Mr. Kolski vested in 20,000 shares on February 6, 2008. The closing market price for the company’s common stock was $8.77 on such date. Subsequent to the reporting period of the table, Mr. Kolski also vested in 30,333 shares on February 6, 2009. The closing market price for the company’s common stock was $4.49 on such date.
(6)	Mr. Magurno vested in 20,000 shares on February 6, 2008. The closing market price for the company’s common stock was $8.77 on such date. Subsequent to the reporting period of the table, Mr. Magurno also vested in 20,333 shares on February 6, 2009. The closing market price for the company’s common stock was $4.49 on such date.
(7)	Subsequent to the reporting period of the table, Mr. Rossum vested in 33,334 shares on February 6, 2009. The closing market price for the company’s common stock was $4.49 on such date.
(8)	Mr. Smith exercised 10,000 options to purchase the company’s common stock at an exercise price of $4.90 on February 20, 2008. The closing market price for the company’s common stock was $8.78 on such date.
(9)	Mr. Smith vested in 20,000 shares on February 6, 2008. The closing market price for the company’s common stock was $8.77 on such date. Subsequent to the reporting period of the table, Mr. Smith also vested in 20,333 shares on February 6, 2009. The closing market price for the company’s common stock was $4.49 on such date.
(10)	Mr. Gadek vested in 20,000 shares on February 6, 2008. The closing market price for the company’s common stock was $8.77 on such respective dates.

Nonqualified Deferred Compensation

The company does not generally offer nonqualified deferred compensation to its officers, and none of its named executive officers currently participate or have participated in any nonqualified deferred compensation plan during the past fiscal year.

Employment Agreements and Change of Control Arrangements

Employment Agreements and Severance Benefit Agreements

Robert L. Fornaro. In connection with Mr. Fornaro’s election as chief executive officer of the company, Mr. Fornaro and the company entered into an employment agreement on October 31, 2007, effective as of November 1, 2007. The agreement has a term of three years, subject to automatic renewal for additional one-year terms unless earlier terminated by the company or Mr. Fornaro. It provides for an annual base salary for Mr. Fornaro of at least $500,000, and provides for additional benefits including, but not limited to: (A) annual cash incentive awards with a target of 150% of annual base salary based upon Mr. Fornaro’s performance and that of the company in accordance with management’s incentive plan, (B) a stock grant of 300,000 shares of the company’s common stock, (C) reimbursement for medical and dental expenses incurred by Mr. Fornaro and his spouse, (D) post-retirement medical and dental benefits for Mr. Fornaro and his spouse in accordance with company plans then in place and (E) free air transportation for Mr. Fornaro and his spouse for their lifetimes on any route maintained by the company, as well as free dependent travel if then provided for under the company’s air pass policies. Mr. Fornaro also received the grant of 300,000 shares of restricted stock on November 1, 2007. One third of such shares vested as of November 1, 2008, one-third will vest as of November 1, 2009 and one-third will vest as of November 1, 2010, subject in each case to accelerated vesting in the event of Mr. Fornaro’s death, disability, termination without cause or upon a change of control as defined. In the event Mr. Fornaro is terminated without cause, other than for death or disability and other than in connection with a change of control, he will be entitled to a lump sum payment generally equal to his salary plus the amount of his incentive award for the previous year, immediate vesting of stock options and restricted stock awards, continued medical and travel benefits and certain other benefits including insurance premiums sufficient, when added to other company provided insurance, to fund a $1,000,000 death benefit. Mr. Fornaro’s new employment agreement provides benefits upon a change of control which are comparable to those provided under his prior employment agreement.

Other Executive Officers

In February, 2008, effective as of February 1, 2008, the company entered into executive benefits agreements with its then executive officers other than Mr. Fornaro. Such agreements include employment terms and severance terms. The agreements have a term of three years with respect to employment, subject to automatic renewal for additional one-year terms unless terminated by the company or the executive officer. The agreements provide the executive officers with annual base salaries at least equal to their base salaries as in effect as of the date of the agreement and provide additional benefits, including but not limited to (A) participation in the company’s annual cash incentive plan; (B) participation in the company’s annual equity incentive plan; (C) reimbursement of expenses in accordance with the company’s standing policy; (D) post-retirement healthcare benefits in accordance with the company’s existing policy; (E) post-retirement welfare benefits in accordance with the company’s existing policies including with respect to the company’s Key Executive Retirement Plan (“KERP”); and (F) air transportation benefits for the executive, his spouse and dependents in accordance with the company’s existing policies. No material changes were made to the level of benefits provided to executive officers, except as set forth below.

Disability—The executive benefits agreements provide for disability benefits of not more than 100% of base salary for the first year of disability (or the remainder of the initial term, if longer). Thereafter benefits are caped at the lesser of 66.67% of pay or $5,000 per month.

Change of Control—Under the executive benefits agreements the participation of executive officers in the company’s current deferred compensation plan and KERP are contractually protected following a change of control. Terminations made within six months prior to a change of control in contemplation thereof are subject to protection, consistent with other executive officer agreements.

Stock Option Exercise—Under the executive benefits agreements, executive officers are also given a right to extend stock option exercise periods to one year following termination subject to the approval, in each individual case, of the company’s compensation committee.

Change Of Control Arrangements

In the event of a change of control:

If Messrs. Fornaro, Kolski, Magurno, Rossum or Smith, as the case may be, within twenty-four (24) months following the change of control:

(a) elects to terminate his employment due to a constructive termination by the company, or

(b) if the company, in the case of any such officer, within twenty-four (24) months following the change of control (or also within six (6) months prior to the change of control), elects to terminate the employment agreement or the employment of the applicable officer for any reason other than death, disability or cause, such terminated officer will be entitled to:

•	Immediate vesting of any unvested stock options and/or stock grants made prior to the change of control;

•	Continued pre-retirement health and insurance benefits for the life of such officer and such officer’s spouse;

•	Continued pre- and post-retirement travel benefits for such officer, his spouse, and other eligible family members in accordance with company policy;

•

Full base salary through the date of termination at the rate in effect at the time that the notice of termination is served, plus all other amounts to which such officer is entitled under any benefit or compensation plan at the time such payments are due under the terms of such plans, even if the payment obligation arises after the date of termination;

•

A lump sum payment equal to the greater of: (i) two times the sum of such officer’s total salary and bonus during the 12-month period prior to the change of control, or (ii) two times the sum of the average annual salary and average annual bonus paid to such officer during the three (3) years prior to the change of control; and

•

In the case of executive officers, other than Mr. Fornaro, if future benefits are taxable before receipt, payment of a cash amount sufficient to satisfy such taxes, which amount will reduce pro rata the amount of future installments of such benefits when actually paid.

•	Continued participation in such post-retirement healthcare benefits as the company makes available; and

•	Payment of all retirement welfare benefits to which the executive officer would otherwise be entitled.

In the case of Mr. Fornaro, such officer also will be entitled to:

•

If all or any portion of the amounts payable to such officer or his estate under his employment agreement or otherwise are subject to the excise tax imposed by Section 4999 of the Code (or similar state tax and/or assessment) (the so-called “golden parachute tax”), the company will pay to such officer or his estate an amount necessary to place such officer in the same after-tax position he would have been in had no such excise tax been imposed, increased to the extent necessary to pay income and excise taxes due on such gross-up.

A “Change of Control” will be deemed to have occurred in the event that any of the following events shall have occurred:

•

Any Person, or Persons acting together that would constitute a “group”, together with any Affiliates or Related Persons thereof (other than any employee stock ownership plan), beneficially owns 20% or more of the total voting power of all classes of Voting Stock of the company;

•

Any Person or Group, together with any Affiliates or Related Persons thereof, succeeds in having a sufficient number of its nominees elected to the board of directors of the company such that such nominees, when added to any existing director or directors remaining on the board of directors of the company after such election who is an Affiliate or Related Person of such Person or Group, will constitute a majority of the board of the company;

•

There occurs any transaction, or series of related transactions, and the beneficial owners of the Voting Stock of the company immediately prior to such transaction (or series) do not, immediately after such transaction (or series) beneficially own Voting Stock representing more than 50% of the voting power of all classes of Voting Stock of the company (or in the case of a transaction (or series) in which another entity becomes a successor to the company, of the successor entity); or,

•	The company shall cease to own a majority of the capital stock of any operating subsidiary, as defined.

•	The company sells all or substantially all of its consolidated assets.

“Affiliate” means any Person directly or indirectly controlling or controlled by or under the direct or indirect common control with such Person. “Control” means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise.

“Related Person” means, with respect to any Person, any other Person owning:

•	5% or more of the outstanding Common Stock of such Person; or,

•	5% or more of the Voting Stock of such Person.

The following table sets forth certain potential benefits which would have been realized in connection with a change of control and termination of employment for the company’s principal executive officer, principal financial officers and three other most highly compensated executive officers for 2008 assuming the change of control and termination occurred as of the last day of the most recently completed fiscal year.

Name and Principal Position	Continued Base Salary $(1)	Lump Sum Salary Bonus and Incentive Compensation Payment $(2)	Value of Health and Insurance Benefits $(3)	Value of Accelerated Equity Awards $(4)	Value of Travel Benefits $(5)	Tax Gross Up Value $(6)	Total Change of Control Benefits $
Robert L. Fornaro, Chief Executive Officer and President (Principal Executive Officer)	0	1,750,000	117,197	1,420,800	0	593,293	3,881,290
Arne G. Haak, Senior Vice President and Chief Financial Officer (Principal Financial Officer)	0	745,000	54,703	379,616	0	N/A	1,179,319
Stephen J. Kolski, Executive Vice President	0	780,000	77,512	143,193	0	N/A	1,000,705
Richard P. Magurno Senior Vice President, General Counsel and Secretary	0	760,000	43,047	143,193	0	N/A	946,240
Steven A. Rossum Executive Vice President	0	387,538	46,478	444,000	0	N/A	878,016
Alfred J. Smith, III Senior Vice President	0	760,000	111,025	143,193	0	N/A	1,014,218

(1)	The continued base salary benefit is assumed to be zero based on the assumption that all accrued but unpaid payments due to the named individual will have been paid in the ordinary course.
(2)	Calculated based on the first described payment methodology under the fifth bullet point for the description of change of control arrangements.
(3)	Calculated based on the lesser of aggregate premium amounts payable and assuming the exercise of all rights of the covered individual under COBRA, without adjustment for inflation, multiplied by the assumed actuarial lives of the persons provided benefits or the maximum benefit period if shorter.
(4)	Calculated based on the sum of: (A) the number of accelerated option awards multiplied by the positive difference between the exercise price at such option and the market price of the company’s common stock at December 31, 2008 and (B) the number of restricted stock awards subject to accelerated vesting multiplied by the market price of the company’s common stock at December 31, 2008.
(5)	Travel benefits are assigned zero value as there is no acceleration or expansion of existing benefits.
(6)	Calculated based on 20% excise tax related 280G payments.

The following table sets forth certain potential benefits which would have been realized in connection with a termination of employment due to disability for the company’s principal executive officer, principal financial officers and three other most highly compensated executive officers for 2008 assuming the qualifying event and termination occurred as of the last day of the most recently completed fiscal year.

Name and Principal Position	Continued Base Salary $(1)	Lump Sum Salary Bonus and Incentive Compensation Payment $	Value of Health and Insurance Benefits $(2)	Value of Accelerated Equity Awards $(3)	Value of Travel Benefits $(4)	Tax Gross Up Value $	Total Disability Benefits $
Robert L. Fornaro, Chief Executive Officer and President (Principal Executive Officer)	500,000	N/A	11,880	1,420,800	0	N/A	1,932,680
Arne G. Haak, Senior Vice President and Chief Financial Officer (Principal Financial Officer)	275,000	N/A	8,785	0	0	N/A	283,785
Stephen J. Kolski, Executive Vice President	295,000	N/A	8,111	0	0	N/A	303,111
Richard P. Magurno Senior Vice President, General Counsel and Secretary	275,000	N/A	3,712	0	0	N/A	278,712
Steven A. Rossum Executive Vice President	295,000	N/A	0	0	0	N/A	295,000
Alfred J. Smith Senior Vice President	275,000	N/A	8,785	0	0	N/A	283,785

(1)	Continued base salary benefit is reduced by amounts payable to the named individual from disability policies maintained by the Company.
(2)	Calculated based on the lesser of aggregate premium amounts payable and assuming the exercise of all rights of the covered individual under COBRA, without adjustment for inflation, multiplied by the assumed actuarial lives of the persons provided benefits or the maximum benefit period if shorter.
(3)	Calculated based on the sum of: (A) the number of accelerated option awards multiplied by the positive difference between the exercise price of such option and the market price of the company’s common stock at December 31, 2008 and (B) the number of restricted stock awards subject to accelerated vesting multiplied by the market price of the company’s common stock at December 31, 2008.
(4)	Travel benefits are assigned zero value as there is no acceleration or expansion of existing benefits.

The following table sets forth certain potential benefits which would have been realized in connection with a termination of employment due to death for the company’s principal executive officer, principal financial officers, and three other most highly compensated executive officers for 2008 assuming the qualifying event and termination occurred as of the last day of the most recently compelled fiscal year.

Name and Principal Position	Continued Base Salary $(1)	Lump Sum Salary Bonus and Incentive Compensation Payment $		Value of Health and Insurance Benefits $(2)	Value of Accelerated Equity Awards $(3)	Value of Travel Benefits $(4)	Tax Gross Up Value $	Total Death Benefits $
Robert L. Fornaro, Chief Executive Officer and President (Principal Executive Officer)	0	375,000	(5)	11,800	0	0	N/A	386,880
Arne G. Haak, Senior Vice President and Chief Financial Officer (Principal Financial Officer)	0	275,000	(6)	8,785	0	0	N/A	283,785
Stephen J. Kolski, Executive Vice President	0	295,000	(6)	8,111	0	0	N/A	303,111
Richard P. Magurno Senior Vice President, General Counsel and Secretary	0	275,000	(6)	3,712	0	0	N/A	278,712
Steven A. Rossum Executive Vice President	0	295,000	(6)	0	0	0	N/A	295,000
Alfred J. Smith, III Senior Vice President	0	275,000	(6)	8,785	0	0	N/A	283,785

(1)	The continued base salary benefit is assumed to be zero based on the assumption that all accrued but unpaid payments due to the named individual will have been paid in the ordinary course.
(2)	Calculated based on the lesser of aggregate premiums amounts payable and assuming the exercise of all rights of the covered individual under COBRA, without adjustment for inflation, multiplied by the assumed actuarial lives of the surviving persons provided benefits or the maximum benefit period if shorter. In the case of Mr. Fornaro includes $1,374 in estimated additional premiums to fully fund a term insurance death benefit of $1,000,000.
(3)	Calculated based on the sum of: (A) the number of accelerated option awards multiplied by the positive difference between the exercise price of such option and the market price of the company’s common stock at December 31, 2008 and (B) the number of restricted stock awards subject to accelerated vesting multiplied by the market price of the company’s common stock at December 31, 2008, in accordance with the terms of any employment contracts or severance agreements.
(4)	Travel benefits are assigned zero value as there is no acceleration or expansion of existing benefits.
(5)	Calculated based on the current year bonus pro-rated to the date of death in accordance with the terms of an employment agreement.
(6)	Calculated based on the current base salary on the date of death in accordance with the terms of a severance agreement.

The following table sets forth certain potential benefits which would have been realized in connection with a termination of employment due to “termination of employment for cause” for the company’s principal executive officer, principal financial officers and three other most highly compensated executive officers for 2008 assuming the qualifying event and termination occurred as of the last day of the most recently compelled fiscal year.

Name and Principal Position	Continued Base Salary $(1)	Lump Sum Salary Bonus and Incentive Compensation Payment $	Value of Health and Insurance Benefits $	Value of Accelerated Equity Awards $	Value of Travel Benefits $(2)	Tax Gross Up Value $	Total Termination for Cause Benefits $
Robert L. Fornaro, Chief Executive Officer and President (Principal Executive Officer)	0	N/A	0	N/A	0	N/A	0
Arne G. Haak, Senior Vice President and Chief Financial Officer (Principal Financial Officer)	0	N/A	0	N/A	0	N/A	0
Stephen J. Kolski, Executive Vice President	0	N/A	0	N/A	0	N/A	0
Richard P. Magurno Senior Vice President, General Counsel and Secretary	0	N/A	0	N/A	0	N/A	0
Steven A. Rossum Executive Vice President	0	N/A	0	N/A	0	N/A	0
Alfred J. Smith, III Senior Vice President	0	N/A	0	N/A	0	N/A	0

(1)	Assumes that all accrued but unpaid payments due to the named individual and not otherwise forfeitable, to the extent permitted by law, will have been paid in the ordinary course.
(2)	Travel benefits are assigned zero value as there is no acceleration or expansion of existing benefits.

The following table sets forth certain potential benefits which would have been realized in connection with a termination of employment due to “termination of employment without cause” or “constructive termination of employment other than in connection with a change of control” for the company’s principal executive officer, principal financial officers and three other most highly compensated executive officers for 2008 assuming the qualifying event and termination occurred as of the last day of the most recently compelled fiscal year.

Name and Principal Position	Continued Base Salary $(1)	Lump Sum Salary Bonus and Incentive Compensation Payment $		Value of Health and Insurance Benefits $(2)	Value of Accelerated Equity Awards $(3)	Value of Travel Benefits $(4)	Tax Gross Up Value $	Total Constructive Termination Benefits $
Robert L. Fornaro, Chief Executive Officer and President (Principal Executive Officer)	0	1,420,000	(5)	11,880	0	0	N/A	1,431,800
Arne G. Haak, Senior Vice President and Chief Financial Officer (Principal Financial Officer)	0	275,000	(6)	8,785	0	0	N/A	283,785
Stephen J. Kolski, Executive Vice President	0	295,000	(6)	8,111	0	0	N/A	303,111
Richard P. Magurno Senior Vice President, General Counsel and Secretary	0	275,000	(6)	3,712	0	0	N/A	278,712
Steven A. Rossum Executive Vice President	0	295,000	(6)	0	0	0	N/A	295,000
Alfred J. Smith, III Senior Vice President	0	275,000	(6)	8,785	0	0	N/A	283,785

(1)	The continued base salary benefit is assumed to be zero based on the assumption that all accrued but unpaid payments due to the named individual will have been paid in the ordinary course.
(2)	Calculated based on the lesser of aggregate premium amounts payable and assuming the exercise of all rights of the covered individual under COBRA, without adjustment for inflation, multiplied by the assumed actuarial lives of the persons provided benefits or the maximum benefit period if shorter.
(3)	Calculated based on the sum of: (A) the number of accelerated option awards multiplied by the positive difference between the exercise price of such option and the market price of the company’s common stock at December 31, 2008 and (B) the number of restricted stock awards subject to accelerated vesting multiplied by the market price of the company’s common stock at December 31, 2008, in accordance with the terms of any employment contracts or severance agreements.
(4)	Travel benefits are assigned zero value as there is no acceleration or expansion of existing benefits.
(5)	Calculated based on the sum of: (A) annual base salary; (B) prior year bonus paid; and (C) current year bonus pro-rated to date of termination, in accordance with the terms of an employment contract.
(6)	Calculated as one year base salary in accordance with the terms of a severance agreement.

PROPOSAL 2: APPROVAL OF THE AIRTRAN

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

General

The Company’s stockholders are being asked to approve the adoption of the amendment and restatement of AirTran’s existing 2002 Long-Term Incentive Plan (the “Plan”). The Plan is being amended to increase the number of shares authorized under it by 6,000,000 shares, extend its term to 2019, re-set certain sublimits in light of the increase in authorized shares and to make other changes which the company does not believe are material, including changes designed to conform and identify terminology utilized in the Plan.

The Plan was initially adopted by our board of directors on January 23, 2002 and was approved by our stockholders on May 15, 2002. On May 14, 2003, our stockholders approved an amendment to the Plan prohibiting the re-pricing of previously granted stock options without shareholder approval, including the cancellation of outstanding options and the grant of new options at a lower price. On May 17, 2005 shareholders approved an additional amendment to the Plan, which increased the number of shares authorized under the Plan by 2,500,000. The board of directors, in coordination with its compensation committee composed entirely of independent, outside directors, unanimously has recommended the adoption of the proposed amendments to the Plan.

The Plan provides for the grant of various equity based awards to the Company’s executive officers, directors and other key employees. Current participants in the plans include the Company’s 6 executive officers, 8 non-employee directors, and 1,050 other officers and employees, including approximately 1,000 of our pilots.

Summary of Proposed Amendments

The terms and provisions of the amendments are summarized below. This summary, however, does not purport to be a complete description of the Plan, as amended. Copies of the actual proposed amended and restated plan document are attached as Appendix A to this proxy statement.

The amendments to the Plan will have or are expected to have the following effects:

(1)	an increase in the number of shares authorized under the Plan by 6,000,000 shares from 7,500,000 to 13,500,000 shares of its common stock (as of the record date for this proxy statement only 1,086,000 shares remained available for grant under the Plan);

(2)	a change the name of the Plan from the “2002 Long Term Incentive Plan” to the “Long Term Incentive Plan”;

(3)	the extension of the expiration date of the Plan to 2019;

(4)	the revision of certain other terms and terminology set forth in the revised Plan, including changes designed to conform and identify terminology utilized in the Plan;

(5)	the re-set of certain sublimits in light of the increase in authorized shares and the increased use of performance based stock awards; and

(6)	the treatment of the Plan as a new plan under certain applicable laws including the Internal Revenue Code.

Board Analysis of Requested Share Increase and Recommendation For Approval

The board of directors believes that it is in the best interest of the Company’s stockholders to adopt the amendments to, among other things, increase the number of shares authorized under the Plan in order to continue to provide eligible participants with an opportunity to acquire an equity interest in the Company.

In evaluating a potential increase to the number of shares authorized under the Plan, the compensation committee engaged the services of Mercer Human Resource Consulting (“Mercer”). Mercer reviewed public filings for a group of low cost airlines (defined as AirTran, Alaska Air, JetBlue, Frontier and Southwest) selected by it, as well as a broader airline group (defined as the low cost group, plus AMR Corp., United Airlines, Inc., Delta, Express Jet Holdings, Inc., Continental Airlines, Inc., U.S. Airways Group, Hawaiian Holding, Inc., Mesa Air Group, Inc. and Republic Airways Holdings, Inc.) also selected by it, to obtain data on equity usage under employee benefit plans. The review group excluded air carriers operating, during the study date, under the protection of the federal bankruptcy laws or which were the subject of acquisition agreements or which liquidated during the relevant study period. Specifically, Mercer analyzed data on overhang (total shares issued and reserved for future issuance as a percent of common shares outstanding) and run rates (annual shares granted as a percent of common shares outstanding) for AirTran and the selected airlines. Mercer generally based its analysis on data, including common shares outstanding, as of December 31, 2008, except with respect to AirTran where it took into account issuances under AirTran’s equity compensation plans from 2006 through 2008 in analyzing AirTran’s run rates and overhang.

Based on its review, Mercer concluded and the compensation committee agreed that AirTran has a very conservative overhang (i.e., below the 25th percentile) relative to the peer group and would remain below the 25th percentile even with the proposed increase in authorized shares. The compensation committee also believes that AirTran’s overhang (5.0% as of December 31, 2008) is low relative to growth companies in other industries.

The Mercer report also revealed that AirTran’s run rate was conservative relative to the peer group. With respect to run rates, Mercer reported that AirTran’s three-year average for the years 2006 through 2008 was 0.7% of AirTran’s common shares outstanding at December 31, 2008. The committee noted that Mercer had previously calculated AirTran’s run rate for an earlier three year period of 2002 through 2004, based on AirTran’s common shares outstanding at December 31, 2003. AirTran’s run rate for such earlier period was slightly higher, at 0.7%, but compared very favorably, relative both to the somewhat different peer group included in such survey, which differences were due largely to changes in the commercial aviation industry.

As of December 31, 2008, AirTran only had 1,086,000 shares available for future grants under the Plan. AirTran granted 635,500 shares in 2008. Accordingly, the compensation committee concluded it would be advisable to seek shareholder approval of an increase in the number of shares available under the Plan. The committee then considered the appropriate size for a proposed increase. The committee was aware that a number of institutional investors and their advisors suggest that companies request authority under their equity plans which is sufficient only enough to fund up to three years of grants. Based in part on the Mercer report, the committee concluded that AirTran should have available approximately 6,000,000 additional shares. On March 23, 2009, the last reported sale price of our common stock on the New York Stock Exchange was $4.12 per share.

After taking into account the analysis contained in the Mercer report, the committee also concluded that a request for up to 10,000,000 additional shares (which would result in an overhang of less than 15%), would be reasonable and likely would provide sufficient shares to fund future awards, respond to changes in accounting rules and competitive practices, and still maintain a reasonable level of potential dilution (share overhang).

Although the compensation committee concluded that an amendment to the Plan to increase the number of shares authorized was needed and that an increase of up to an additional 10,000,000 shares could reasonably be justified, the committee felt that a more conservative level of increase of only 6,000,000 shares would be less dilutive, while still allowing AirTran to meet its needs Such proposed increase would represent approximately 2.88% of the Company’s outstanding shares at December 31, 2008 and result in an overhang of approximately 9.0%.

Summary of the Plan Terms

General

The purpose of the Long-Term Incentive Plan is to promote our success by linking the interests of our employees, officers, and directors as equity holders to those of our stockholders, and by providing participants with an incentive for outstanding performance. The Plan permits the grant of awards to selected employees, officers, directors and consultants. As a result, all employees, board of director members, and consultants to the Company could be eligible to receive awards. However, it is the Company’s current intention that awards will be made only to officers, directors. and senior management level employees of the Company and to other selected employee groups. In all cases, the compensation committee will determine who will receive grants of awards and the amount of each award. There are approximately 55 officer and director level employees at the current time.

The Plan currently authorizes the granting of awards in any of the following form:

•	options to purchase shares of our common stock, which may be incentive stock options or non-qualified stock options,

•	stock appreciation rights,

•	performance shares,

•	restricted stock,

•	dividend equivalents, or

•	other stock-based awards.

To the extent an award granted under the Plan is cancelled, expires or is forfeited, the shares subject to the award are available for future grant under the Plan. The number of shares reserved under the Plan is also subject to adjustment for stock splits and similar events.

The maximum number of options, stock appreciation rights, or any combination thereof that may be granted to any one employee in any one calendar year is 1,500,000. The maximum number of shares underlying awards (other than stock options and stock appreciation rights) that may be granted during any one calendar year under the Plan is 750,000 for executive officers to whom deductible compensation is limited under the Internal Revenue Code.

The Plan retains the limitation that the maximum amount of cash compensation that may be paid under the Plan during any one calendar year is $3,000,000 for executive officers whose deductible compensation is limited under the Internal Revenue Code and the Plan, as amended, will provide that stock appreciation rights and performance shares may not be settled in cash.

Administration

The Plan is administered by the compensation committee of our board of directors. The compensation committee has the authority to:

•	designate participants;

•	determine the type or types of awards to be granted to each participant and the number, terms and conditions of award;

•	establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; and

•	make all other decisions and determinations that may be required under the Plan.

Stock Options

The compensation committee is authorized under the Plan to grant options, which may be incentive stock options or non-qualified stock options.

All options will be evidenced by a written award agreement between us and the participant, which will include any provisions specified by the compensation committee. The terms of an incentive stock option must meet the requirements of Section 422 of the Internal Revenue code.

The Plan generally limits options terms to 10 years, generally prohibits the award of options with exercise prices which are less than for market value of the underlying stock as of the date of grant subject to specified exceptions including options which the Company was contractually committed to issue under the terms of its collective bargaining agreements, and does not provide for “re-loads,” repricings, or loans to executive officers to fund option exercises.

Stock Appreciation Rights

The compensation committee may also grant stock appreciation rights. Upon the exercise of a stock appreciation right, the holder has the right to receive the excess, if any, of the fair market value of one share of our common stock on the date of exercise over the grant price of the stock appreciation right as determined by the compensation committee. All awards of stock appreciation rights will be evidenced by an award agreement reflecting the terms, methods of exercise, methods of settlement, and any other terms and conditions of the stock appreciation right, as determined by the compensation committee at the time of grant. The Plan also limits stock appreciation rights to terms not to exceed 10 years and provides that stock appreciation rights may only be settled in stock.

Performance Shares

The compensation committee may grant performance shares to participants on terms and conditions as may be selected by the compensation committee. The compensation committee will have complete discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms and conditions for payment of the performance shares in its discretion which, depending on the extent to which they are met, will determine the number and value of performance shares that will be paid to the participant.

Restricted Stock Awards

The compensation committee may make awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the compensation committee may impose, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These awards may be subject to forfeiture upon termination of employment or upon a failure to satisfy performance goals during the applicable restriction period. The Plan generally fixes minimum vesting periods, such that awards granted under the Plan ordinarily vest over a three year period. In addition to time based awards, the company intends to utilize performance based awards of restricted stock or performance shares in the future beginning with fiscal year 2009. Accordingly, some awards, especially performance awards may vest against performance measures measured over different time periods.

Other Stock-Based Awards

The compensation committee may, subject to limitations under applicable law, grant other awards that are payable in or valued relative to shares of our common stock as deemed by the compensation committee to be consistent with the purposes of the Plan, including without limitation shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions. The compensation committee will determine the terms and conditions of any other stock-based awards.

Performance Goals

In order to obtain full deductibility of award-related compensation under Section 162(m) of the Internal Revenue Code, the compensation committee may determine that any award will be selected solely on the basis of:

•	the achievement by the Company or a subsidiary of the Company of a specified target return, or target growth in return, on equity or assets,

•	total stockholder return, described as our stock price appreciation plus reinvested dividends, relative to a defined comparison group or target over a specific performance period,

•	our stock price,

•	the achievement by the Company or a business unit or subsidiary of the Company, of a specified target, or target growth in net income, earnings per share or similar measures,

•	any other criteria which would meet the performance based requirement of Section 162(m), or

•	any combination of the above.

If an award is made on this basis, the compensation committee must establish goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the compensation committee may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal if the award is intended to meet the requirements of Section 162(m). Any payment of an award granted with performance goals intended to meet the requirements of Section 162(m) will be conditioned on the written certification of the compensation committee in each case that the performance goals and any other material conditions were satisfied. The company may utilize performance based awards based on additional, different or subjective criteria which will not meet the requirements of Section 162(m).

Limitations on Transfers and Beneficiaries

No award under the Plan is assignable or transferable other than by will or the laws of descent and distribution. However, the compensation committee may permit other transfers it deems appropriate.

Acceleration upon Certain Events

Awards may continue to accelerate or lapse after the occurrence of various events in accordance with the other provisions of the Plan and the award agreement. In addition, the compensation committee may at any time in its discretion declare any or all awards to be fully or partially vested and exercisable. The compensation committee may discriminate among participants or among awards in exercising such discretion.

Termination and Amendment

The board or the compensation committee, pursuant to delegated authority, may at any time suspend, amend or terminate the Plan in any respect at any time without stockholder approval, but it may condition any such action on the approval of AirTran’s stockholders if such approval is necessary or advisable, including under tax, securities or other applicable laws, policies or regulations. The board or compensation committee may, subject to certain specified limitations, suspend, amend or terminate any outstanding award without approval of the participant, but an amendment or termination may not, without the participant’s consent, reduce or diminish the value of the award determined as if such award had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination.

New Plan Benefits

All executive and non-executive officers, employees and directors of the company shall be eligible for awards under the Plan as determined by the compensation committee in its discretion. It is not possible, however, to determine the benefits and amounts that will be received by any individual participant or group of participants in the future.

Federal Income Tax Information

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the Plan and the subsequent sale of common stock acquired under the Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

Nonqualified Stock Options.

There will be no federal income tax consequences to a participant or to us upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, however, he will realize ordinary income in an amount equal to the excess of the fair market value of the option shares that he receives upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding deduction, subject to limitations under Section 162(m) of the Internal Revenue Code. Any gain (loss) that a participant realizes when the participant later sells or disposes of the option shares will be either a short-term or a long-term capital gain (loss), depending on how long the participant held the shares.

Incentive Stock Options.

There typically will be no federal income tax consequences to a participant or to us upon the grant or exercise of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant’s alternative minimum taxable income.

Stock Appreciation Rights.

The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the fair market value of the shares of common stock received will be ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue code.

Restricted Stock.

Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount he paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to certain limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant of the restricted stock, he will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, less any amount a participant paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to specified limitations under Section 162(m) of the Internal Revenue Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, he will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

Performance Shares.

A participant will not recognize income, and we will not be allowed a tax deduction, at the time performance shares are granted. When the participant receives the payment under the performance shares, the fair market value of the shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to specified limitations under Section 162(m) of the Internal Revenue Code.

The board of directors unanimously recommends a vote “FOR” amending and restating the 2002 Long-Term Incentive Plan.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Ernst & Young LLP has performed an audit of the company’s financial statements annually since the company’s inception. We anticipate that representatives of Ernst & Young LLP will be present at the annual meeting of stockholders to respond to appropriate questions and to make a statement if such representatives so desire.

The audit committee of the board of directors of the company has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year beginning January 1, 2009. We are asking our shareowners to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the board is submitting the selection of Ernst & Young LLP to our shareowners for ratification as a matter of good corporate practice. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year and may periodically request proposals from other independent registered public accounting firms and as a result of such process may select Ernst & Young LLP or another independent registered public accounting firm if the audit committee determines that such a change or action would be in the best interests of the company and our shareowners.

The board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

CERTAIN ACCOUNTING AND AUDITING MATTERS

Report of the Audit Committee

The authority, duties and responsibilities of the audit committee of the board of directors of the company are set forth in detail in the written audit committee charter, which was adopted by the board of directors of the company and which complies with the applicable rules of the New York Stock Exchange. The audit committee has four members, each of whom is independent, under both the applicable rules of the New York Stock Exchange as well as the company’s corporate governance policies. In accordance with section 407 of the Sarbanes-Oxley Act of 2002, Don L. Chapman and G. Peter D’Aloia have been identified as “Audit Committee Financial Experts”.

The audit committee reviews and assesses the adequacy of its charter on an annual basis. A copy of the audit committee charter is available on the company’s website, www.airtran.com.

The company’s management is responsible for preparing the company’s financial statements and has represented to the audit committee that the financial statements were prepared in accordance with generally accepted accounting principles. The independent registered public accountants are responsible for auditing the financial statements. The audit committee is responsible for overseeing the company’s financial reporting process on behalf of the board of directors. Management of the company has the primary responsibility for the company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The company’s independent registered public accountants are responsible for performing an audit of the company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States.

The audit committee has reviewed and discussed the company’s audited financial statements as of and for the year ended December 31, 2008, with management and the independent registered public accountants. The audit committee has discussed with the independent registered public accountants the matters required to be discussed under Standards of the Public Company Accounting Oversight Board (United States), including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Accounting Standards 90 (Audit and other Communications). The audit committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountants’ independence, and the audit committee has also considered whether the independent registered public accountants’ non-audit services to the company are compatible with maintaining the registered public accountants’ independence. The audit committee has concluded that the independent registered public accountants are independent from the company and its management and has recommended to the board that the audited financial statements be included in the company’s annual report on Form 10-K.

The audit committee met seven times during the 2008 fiscal year. As part of its actions, the members of the committee reviewed, and the chairman of the committee discussed with management and Ernst & Young LLP (the company’s independent registered public accountants), the interim financial information contained in each quarterly earnings release prior to the release of such information to the public.

The audit committee discussed with the company’s independent registered public accountants the overall scope and plans for their respective audits. In addition, the audit committee met with the chief executive officer and chief financial officer of the company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the company’s financial statements and the effectiveness of the company’s system of disclosure controls and procedures.

In fulfilling its oversight responsibilities and as part of its review of the company’s 2008 Annual Report, the audit committee met with the company’s internal auditors and its independent registered public accountants, with and without management present, to discuss their evaluations of the company’s internal controls as well as the overall quality of its financial reporting.

The fees paid to the company’s registered public accountants, Ernst & Young LLP, as well as the policy on pre-approval of audit and non-audit services are set forth below.

AUDIT COMMITTEE

Don L. Chapman	G. Peter D’Aloia	John F. Fiedler	Lewis H. Jordan

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933

Policy on Pre-Approval of Services Provided by Independent Registered Public Accountants

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, and the company’s audit committee charter, the terms of the engagement of Ernst & Young LLP and all auditing services and non-audit services to be performed for the company by its independent registered public accountants are subject to the specific pre-approval of the audit committee (except where such services are determined to be de minimis under the Exchange Act). All audit and permitted non-audit services to be performed by Ernst & Young LLP require pre-approval by the audit committee in accordance with pre-approved procedures established by the audit committee. The audit committee may delegate to one or more designated members of the audit committee who are independent directors of the board of directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated are presented to the full audit committee at the next scheduled meeting of the committee. Internal control procedures require all proposed engagements of Ernst & Young LLP for services of any kind to be directed to the company’s chief financial officer and then submitted for approval to the audit committee or its designee prior to the beginning of any services.

In fiscal 2008, 100% of the audit fees, audit related fees, and tax fees were approved either by the audit committee or its designee. The fees paid to the independent registered public accountants that are shown in the table below for 2007 also were pre-approved by the audit committee. The audit committee has considered whether the provision of non-audit services by the company’s independent registered public accountants in 2008, or currently, is compatible with maintaining auditor independence, and believes that the provision of such services is compatible.

Principal Accounting Firm Fees

The following table shows the type of services and the aggregate fees billed to AirTran for the specified types of services during the fiscal years ending December 31, 2008 and 2007 by AirTran’s principal independent registered public accounting firm, Ernst & Young LLP. Descriptions of the service types follow the table.

Services Rendered	2008		2007
Audit Fees	$1,353,400		$1,775,000
Audit Related Fees	—		13,000
Tax Fees	—		—
All Other Fees	4,000	(1)	4,000	(1)

	$1,357,400		$1,792,000

(1)	Fees for Ernst & Young LLP online subscription

Description of Services

Audit Fees

The aggregate fees billed by Ernst & Young LLP for each of the last two fiscal years include fees for professional services rendered for the audit of the company’s annual financial statements (including an audit of the effectiveness of the company’s internal control over financial reporting), review of the company’s interim financial statements included in the company’s quarterly reports on Form 10-Q, services that were provided in connection with statutory and regulatory audits, filings or engagements, consents and assistance with and review of documents filed with the SEC, and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.

Audit-Related Fees

The aggregate fees billed by Ernst & Young LLP in one or more of the last two fiscal years include, as specified above, assurance and audit related services that were reasonably related to the performance of the audit or review of the company’s financial statements. “Audit-related” fees for 2007 consisted entirely of services related to the company’s compliance with PCI standards.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the company and owners of more than 10% of the company’s common stock to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of any of the company’s equity securities. Based solely upon a review of the copies of those reports furnished to the company during the past year and written representations to it that no other reports were required, the company believes that, during the year ended December 31, 2008, it complied with all filing requirements applicable to its directors, executive officers and 10% beneficial owners, if any, except that Messrs. Haak and Crowley inadvertently failed to timely file a Form 4 to report the acquisition of 50,000 shares and

18,500 shares, respectively, on June 11, 2008. Corrective filings to report such grants were made on June 18, 2008. Additionally, Mr. Smith inadvertently failed to timely file a Form 4 to report his acquisition of 10,000 shares on February 14, 2008. A corrective filing to report such grant was made on December 11, 2008.

COST OF SOLICITATION

We will pay the cost of solicitation of proxies on behalf of the board of directors. Our directors, officers or employees may solicit proxies for us in person or by mail, telephone or other means of communication, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, PROPOSED NOMINATION OF DIRECTORS, AND OTHER BUSINESS OF STOCKHOLDERS

We plan to hold our 2010 annual meeting of stockholders during the month of May. Any proposal of a stockholder intended to be presented at the 2010 annual meeting of stockholders must be received by us for inclusion in the proxy statement and form of proxy for that meeting no later than December 9, 2009, 120 days before the anniversary of the date of this proxy statement. If any proposal is submitted after that date, it is untimely and we are not required to include it in our proxy materials. Proposals should be submitted to the following address:

Corporate Secretary

AirTran Holdings, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

A notice of a proposed item of business should include a description of, and the reasons for, bringing the proposed business to the meeting, any material interest of the stockholder in the business, and certain other information about the stockholder.

Under our nomination procedures, and as SEC rules permit, stockholders must follow certain procedures to nominate a person for election as a director at an annual meeting. Under these procedures, stockholders must submit the proposed nominee by delivering a notice to the secretary of the company at our principal executive offices. Normally, we must receive notice of a stockholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 50 days nor more than 75 days before the first anniversary of the prior year’s meeting.

Assuming that our 2009 annual meeting is held on schedule, we must receive any such notice pertaining to the 2010 annual meeting no earlier than March 6, 2010, and no later than March 31, 2010. However, if we give less than 60 days notice or public announcement of the annual meeting date, we must receive the notice no later than the close of business ten days after the earlier of the date we first provide notice of the meeting to stockholders or announce it publicly.

A notice of a proposed nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have posted on the Internet our 2008 Annual Report to Stockholders in connection with this proxy solicitation. IF YOU WOULD LIKE A PHYSICAL PRINTED COPY OF OUR 2008 FORM 10-K, EXCLUDING CERTAIN EXHIBITS, PLEASE CONTACT RICHARD P. MAGURNO, CORPORATE SECRETARY, AIRTRAN HOLDINGS, INC., 9955 AIRTRAN BOULEVARD, ORLANDO, FLORIDA 32827.

OTHER MATTERS

Admission to Meeting

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first-come, first-served basis. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Only stockholders as of the record date may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices, cellular telephones, beepers and other electronic devices will not be permitted at the meeting.

Action on Other Matters at the Annual Meeting

At this time, we do not know of any other matters to be presented for action at the annual meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement. If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Stockholders are urged to vote their shares via the Internet or telephone. Your cooperation will be appreciated. Your proxy will be voted, with respect to the matters identified thereon, in accordance with any specifications on the proxy.

APPENDIX A

FOURTH AMENDED AND RESTATED

LONG-TERM INCENTIVE PLAN

(Amended and Restated as of [May] [20], 2009)

Section 1.    Purpose and Effect of the Plan. This Long-Term Incentive Plan (the “Plan”) is intended to promote the interests of AirTran Holdings, Inc., a Nevada corporation (the “Company”) and its stockholders by linking the personal interests of its employees, officers, consultants, independent contractors and directors to the Company’s shareholders and by providing such persons with an incentive for outstanding performance. The Plan is also intended to aid the Company in competing with other enterprises for the services of new executives and key employees needed to help insure continued success of the Company. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers, directors, independent contractors and consultants.

Section 2.    Effective Date; Term of Plan. The Plan became effective on January 23, 2002, the date it was approved by the Board. The Plan initially was approved by the shareholders of the Company on May 15, 2002. The First Amended and Restated Plan became effective January 1, 2005, and was approved by the Board and the shareholders of the Company. The Second Amended and Restated Plan became effective on May 24, 2006, and was approved by the Board and the shareholders of the Company. The Third Amended and Restated Plan was adopted by the Board on March 28, 2007, and did not require shareholder approval. This Fourth Amended and Restated Plan became effective [May] [20], 2009 and was approved by the Board, subject to shareholder approval, and was subsequently approved by the shareholders of the Company, as of the date first set forth above. The Plan shall expire on January 23, 2019, unless sooner terminated as provided in Section 25 hereof.

Section 3.    Definition of Terms. In addition to words and terms that may be defined elsewhere in the Plan, the following words and terms as used in the Plan shall have the following meanings unless the context or use fairly indicates another or different meaning or intent, which definitions shall be equally applicable to both the singular and plural forms of such words and terms.

A.    “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

B.    “Award Agreement” shall mean any written agreement, contract, notice to Participant or other instrument or document evidencing an Award.

C.    “Board” shall mean the board of directors of the Company.

D.    A “Change of Control” will be deemed to have occurred with respect to an Award in the event that, after the grant of such Award, any of the following events shall have occurred:

(i)	Any Person, or Persons acting together that would constitute a “group” (a “Group”), for purposes of Section 13(d) of the Exchange Act together with any Affiliates or Related Persons of such Affiliates (as defined in Rule 1b-2 promulgated under the Exchange Act) thereof (other than any employee stock ownership plan), beneficially owns 20% or more of the total voting power of all classes of Voting Stock of the Company;

(ii)	Any Person or Group, together with any Affiliates or Related Persons thereof, succeeds in having a sufficient number of its nominees elected to the Board such that such nominees, when added to any existing director remaining on the Board after such election who is an Affiliate or Related Persons of such Person or Group, will constitute a majority of the Board;

(iii)	There occurs any transaction, or series of related transactions, and the beneficial owners of the Voting Stock of the Company immediately prior to such transaction (or series) do not, immediately after such transaction (or series) beneficially own Voting Stock representing more than 50% of the voting power of all classes of Voting Stock of the Company (or in the case of a transaction (or series) in which another entity becomes a successor to the Company, of the successor entity); or,

(iv)	Any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (determined on a consolidated basis) in one transaction or a series of related transactions other than a transfer to one or more wholly-owned subsidiaries of the Company.

(v)	The Company shall cease to own a majority of the capital stock of its operating subsidiaries including AirTran Airways, Inc.

E.    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations and official guidance issued thereunder.

F.    “Committee” shall have the meaning set forth in Section 4 hereof.

G.    “Common Stock” shall mean the common stock of the Company, $.001 par value per share.

H.    “Company” shall mean AirTran Holdings, Inc., a Nevada corporation.

I.    “Covered Employee” shall mean a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitations of Code Section 162(m) are applicable to the Company and any reliance period under Code Section 162(m) has expired.

J.    “Disability” shall mean the permanent and total inability by reason of mental or physical infirmity or both, of a Participant to perform the work customarily assigned to him. Additionally, a medical doctor, selected or approved by the Board must advise the Board that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of Participant’s lifetime. If the Company secures an “own occupation” disability policy to cover a Participant, such definition in the policy shall be deemed to control. The date of any Disability shall be deemed to be the day following the last day the Participant performed services for the Company.

K.    “Effective Date” shall have the meaning set forth in Section 2 hereof.

L.    “Employee” shall mean any employee of the Company or its Parent or any Subsidiary, including officers or directors of the Company or its Parent or any Subsidiary who are employees of the Company or its Parent or any Subsidiary.

M.    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

N.    “Fair Market Value” shall mean the fair market value of a share of Common Stock on a particular date determined as follows. In the event the Company’s Common Stock is listed upon an established stock exchange, Fair Market Value shall be deemed to be the closing price of the Company’s Common Stock on such stock exchange on such date or, if no sale of the Company’s Common Stock shall have been made on any stock exchange on that day, the Fair Market Value shall be determined as such price for the next preceding day upon which a sale shall have occurred. In the event the Company’s Common Stock is not listed upon an established exchange, the Fair Market Value on such date shall be determined by the Committee.

O.    “Immediate Family Member” shall mean, as to any Restricted Person, the spouse, domestic partner, children or grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law,

sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law (including, in each case, adopted, step and legalized relationships) of any such Restricted Person.

P.    “Incentive Stock Option” or “ISO” shall mean any Option under this Plan which is intended to be an incentive stock option under Code Section 422.

Q.    “Non-Employee Directors” shall mean members of the Company’s Board who (i) are not current employees of the Company, (ii) are not former employees of the Company currently receiving compensation for prior services (other than pursuant to a tax qualified retirement plan), (iii) have not been an officer of the Company and (iv) do not receive remuneration, directly or indirectly, from the Company in any capacity other than as a member of the Board.

R.    “Non-Employees” shall mean any consultant or other independent contractor providing bona fide services to the Company or a member of the Board who is not an employee of the Company.

S.    “Non-Qualified Stock Option” or “NQSO” shall mean any Option granted under this Plan which is not intended to qualify as an incentive stock option under Code Section 422.

T.    “Option” shall mean a stock option, whether an ISO or NQSO, granted under Section 7 hereof.

U.    “Option Price” shall mean the purchase price of a Share of Common Stock under an Option.

V.    “Other Stock-Based Award” shall mean a right, granted to a Participant under Section 11 hereof, that relates to or is valued by reference to Stock or other Awards relating to Stock.

W.    “Parent” shall mean any corporation which at the time qualifies as a parent of the Company under the definition of “parent corporation” contained in Code Section 424(e).

X.    “Participant” shall mean an Employee or Non-Employee to whom an Award is granted under the Plan.

Y.    “Performance Share Award” shall mean a right granted to a Participant under Section 9 hereof, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

Z.    “Person” means any individual, corporation, partnership, trust, joint venture or other legal entity holding, or acquiring, Voting Stock of the Company.

AA.    “Plan” shall mean the AirTran Holdings, Inc. Long-Term Incentive Plan, as amended from time to time.

BB.    “Related Person” means, with respect to any Person, any other Person owning (a) 5% or more of the outstanding Common Stock of such Person; or (b) 5% or more of the Voting Stock of such Person.

CC.    “Restricted Person” means an executive officer under Rule 3b-7 of the Exchange Act, a Person who is an “officer” under Rule 16a-1(f) of the Exchange Act but not otherwise an executive officer under Rule 3b-7, a director of the Company, or such other individuals or classes of Participants as designated by the Board in its discretion.

DD.    “Restricted Stock Award” shall mean Stock granted to a Participant under Section 10 hereof that is subject to certain restrictions and to risk of forfeiture.

EE.    “SAR” or “Stock Appreciation Right” shall mean an award as set forth in Section 8 hereof.

FF.    “SEC” shall mean the Securities and Exchange Commission.

GG.    “Shares” shall represent the shares of Common Stock in the Company that may be acquired by exercise of Options or other Awards granted hereunder.

HH.    “Securities Act” means the Securities Act of 1933, as amended from time to time.

II.    “Stock” shall mean the Common Stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 13 hereof.

JJ.    “Subsidiary” shall mean any corporation, limited liability company, partnership or other entity of which a majority of the outstanding Voting Stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Code Section 424(f).

KK.    “Voting Stock” means any equity security or series of equity securities, issued by the Company which are entitled to vote for members of the Board.

Section 4.    Administration. The Plan shall be administered by a Committee (the “Committee”) consisting of not less than two members all of whom shall be Non-Employee Directors.

A.    Committee Appointment and Membership. The Committee shall be appointed by the Board from its membership. Unless and until such time as another committee is appointed, the Compensation Committee of the Board (or if such committee ceases to exist or qualify under the Plan, the entire Board) shall serve as the Committee. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by the Board.

B.    Certain Service Disqualifications. Except as provided in Section 6, members of the Committee shall not include any person who, during the one (1) year preceding the date on which such member is first appointed to the Committee and during the time he serves on the Committee, has been granted or awarded equity securities or options therefor under this Plan or any other plan of the Company or any of its affiliates.

C.    Interpretation and Authority; Certain Enumerated Powers. The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make such other determinations and take such other action as it deems necessary or desirable for the administration of the Plan and the protection of the Company except as otherwise reserved to the Board or the stockholders of the Company. Without limiting the generality of the foregoing, the Committee, in its discretion, may treat all or any part of any period during which a Participant is on military duty or on an approved leave of absence from the Company as a period of employment of such Participant by the Company for purposes of accrual of his rights under his Award. In addition, subject to the terms of the Plan, the Committee shall have the specific authority to take the following actions:

(i)	Designate Participants;

(ii)	Grant Awards;

(iii)	Determine the type or types of Awards to be granted to each Participant;

(iv)	Determine the number of Awards to be granted and the number of shares of Stock to which an Award shall relate;

(v)	Determine the terms and conditions of any Award granted under the Plan, including but not limited to the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse or forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion shall determine;

(vi)	Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

(vii)	Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(viii)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(ix)	Decide all other matters that must be determined in connection with an Award;

(x)	Require a minimum holding period between the grant and exercise of any Option or other Award, determine that the Awards granted to a Participant may be exercised only in installments and specify such conditions precedent or subsequent to the exercise or vesting of any Award as the Committee may deem advisable;

(xi)	Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(xii)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(xiii)	Amend the Plan or, with the consent of any adversely affected Participant, any Award Agreement.

Notwithstanding the foregoing, during any period in which the Compensation Committee of the Board is not serving as the Committee, the authority of the Committee with respect to the matters described in clauses (i) through (iv) of this Section 4(C) shall be limited to making recommendations to such Compensation Committee, and the final determinations with respect to such matters shall be made by the Compensation Committee.

D.    Certain Enumerated Limitations. In addition to the other limitations set forth in the Plan, the Company shall not cancel any Award, and in consideration therefor issue to the Participant a new Award for any equivalent or lesser number of Shares, and at a lesser exercise price.

E.    Exculpation for Good Faith Actions. No member of the Committee shall be liable for any action taken or omitted or determination made in good faith with respect to the Plan or any Award granted under the Plan.

F.    Binding Authority. Any interpretation, determination or other action made or taken by the Committee (or the Compensation Committee of the Board as described above) with respect to the Plan, any Awards granted under the Plan, and any Award Agreements applicable to such Awards shall be final, binding and conclusive on all parties.

G.    Discretionary Action Committee. Notwithstanding anything in this Plan to the contrary, and, among other things, in order to facilitate and allow the Company’s timely response in hiring and promoting key personnel, the Board may, at any time and from time to time, with respect to this Plan establish a committee (the “Discretionary Action Committee”) consisting of not more than two (2) members of the Board who also may be Employees of the Company. Members of the Discretionary Action Committee shall serve at the pleasure of the Board, which shall have the power at any time to remove members from the Discretionary Action Committee. The Discretionary Action Committee shall have the authority, without the necessity of obtaining the Compensation Committee approval described in Section 4(C), to grant Awards of Non-Qualified Stock Options, Restricted Stock, Performance Shares, Stock Appreciation Rights or other Stock-Based Awards to any Employee or in connection with the anticipated employment of any Person as an Employee so long as such Participant neither is a Restricted Person, nor upon initial employment will be a Restricted Person, the Award is not made in connection with or in anticipation of the Participant becoming a Restricted Person, and the Participant is not an Immediate Family Member of any Restricted Person. The maximum number of Awards that in any fiscal year may be granted by the Discretionary Action Committee pursuant to this power shall in no event exceed either 75,000 Non-Qualified Stock Options, shares of Restricted Stock, Performance Shares, Stock Appreciation Rights or other Stock-Based Awards in the aggregate, to all Participants or 15,000 Non-Qualified Stock Options, shares of Restricted Stock, Performance Shares, Stock Appreciation Rights or other Stock-Based Awards in the aggregate, to any individual Participant, or such lesser amounts as may be fixed from time to time by the Board (or the Compensation Committee acting pursuant to delegated authority from the Board). Where Awards are a variable amount, the foregoing limits shall be calculated utilizing the maximum number of shares that may be issued pursuant to any such variable Award. The Board (or the Compensation Committee acting pursuant to delegated authority from the Board) may, in its sole discretion, require that Awards made by the Discretionary Action Committee contain a minimum vesting schedule and other terms and conditions. If there is more than one member of the Discretionary Action Committee, each member shall constitute a quorum and have the authority to grant Awards as provided pursuant to this Section 4(F). The Discretionary Action Committee shall quarterly or at such other intervals as the Board (or the Compensation Committee acting pursuant to delegated authority from the Board) prescribes in its sole discretion, provide to the Compensation Committee of the Board (or such other delegate as it may designate) a summary of all Awards made by it pursuant to this Section 4(F). All further administration of Awards shall be left to the Board or Compensation Committee as provided in this Section 4.

Section 5.    Shares Subject to Plan.

A.    Authorized Shares. Subject to adjustment as provided in Section 13 hereof, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 13,500,000 shares. No separate limit shall apply to ISOs or to Awards other than Options. As a result, the number of ISOs that may be granted under this Plan shall not exceed 13,500,000 and the number of Awards (other than Options) that may be granted under this Plan shall not exceed 13,500,000. However, the aggregate number of Options (including exercised Options) plus Awards (other than Options) that may be outstanding at any one time under the Plan shall not exceed 13,500,000. The maximum number of Options or Stock Appreciation Rights that may be granted to any one Employee in any calendar year shall not exceed 1,500,000.

B.    Lapsed Awards. To the extent that an Award is canceled, terminates, expires, is forfeited, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan. In addition, shares subject to other Awards settled in cash (if any) will be available for the grant of an Award under the Plan. Substitute Awards issued in the course of acquisition of another company shall also be excluded in determining the number of Options or Awards outstanding. If the Option Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (whether by actual delivery, by attestation or by the withholding of shares issued on exercise of the Option), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

C.    Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

Section 6.    Eligibility. Awards may be granted to those Employees and Non-Employees selected by the Committee (or by the Discretionary Action Committee pursuant to Section 4(F)) in its sole discretion from time to time who have and exercise key management functions for the Company or who discharge other responsibilities important to the success of the Company. Notwithstanding anything to the contrary in this Plan, an Award may be granted to a director who is a member of the Committee if otherwise exempt from Section 16(b) of the Securities Exchange Act of 1934 pursuant to Regulation Section 240.16b-3, SEC interpretations thereof or any subsequently promulgated rule or regulation. The granting of an Award to any Participant shall neither entitle such Participant to, nor disqualify such Participant from, participation in any future Awards.

Section 7.    Stock Options.

A.    Grant of Options. The Committee shall have the authority, subject to the terms of the Plan, to: (a) determine and designate from time to time those Employees and Non-Employees to whom Options are to be granted; (b) determine the number of Shares subject to each Option; (c) determine the duration of the exercise period for any Option; (d) determine the conditions to be met (if any) prior to the exercisability of any Options; (e) determine that the Options granted to a Participant may be exercised only in installments; and (f) specify such other terms and conditions of each Option as the Committee in its sole discretion deems advisable. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee.

B.    Terms and Conditions of Options. Each Option shall be evidenced by an Award Agreement which shall contain such terms and conditions consistent with the provisions of the Plan as may be approved by the Committee. Each such Award Agreement shall state whether the Option evidenced thereby is intended to be an ISO or an NQSO. Each Option granted under the Plan shall be subject to such terms and conditions as applicable to such option type and set forth in this Section 7:

C.    Terms of ISOs. ISOs granted hereunder shall be subject to the terms and conditions contained in Section 7(C)(i)-(viii) below and to such other terms and conditions as the Committee may deem appropriate; provided, however, that no Option that is intended to qualify as an ISO shall be subject to any condition that is inconsistent with the provisions of Code Section 422(b). In the event that any condition imposed hereunder on an Option intended to qualify as an ISO is at any time determined by the Internal Revenue Service or a court of competent jurisdiction to be inconsistent with Code Section 422, then such Option shall be deemed to have been granted without such condition and such Option shall continue in effect under such remaining terms and conditions as may be applicable as if the invalid condition had not been included.

(i)	Option Period. Each ISO Award Agreement shall specify the period during which the ISO thereunder is exercisable (which shall not exceed ten (10) years from the date of grant) and shall provide that the ISO shall expire at the end of such period.

(ii)	Option Price. The Option Price per share shall be determined by the Committee at the time any ISO is granted and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the day that the ISO is granted. Such price shall be subject to adjustment as provided in Section 13.

(iii)	Ten Percent Stockholders. ISOs shall not be granted to any Employee who, immediately before the ISO is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary; provided, however, that this prohibition shall not apply if at the time such ISO is granted the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock and such ISO is not exercisable after the expiration of five (5) years from the date such ISO is granted.

(iv)

Limit on Incentive Stock Options. To the extent the aggregate Fair Market Value of the shares (valued at the time of grant in accordance with Section 7(C)(ii) above) with respect to which ISOs (determined without regard to this Section 7(C)(iv)) are exercisable for the first time by any individual during any calendar year (under all incentive stock option plans of the Company and any Parent and Subsidiary) exceeds $100,000, such ISOs in excess of

$100,000 shall be treated as Options which are NQSOs. This Section 7(C)(iv) shall be applied by taking ISOs into account in the order in which they were granted.

(v)	Termination of Employment Other Than as a Result of Death or Disability. Except as otherwise provided in Section 12(K) hereof, an ISO of any Participant who shall cease to be an Employee other than as a result of his death or Disability shall be exercisable only to the extent exercisable on the date of termination of employment (i.e., to the extent vested) and must be exercised on or before the Option expiration date specified in the applicable Award Agreement but in no event later than the date that is three (3) months following the date of termination of employment unless the Committee shall have approved the treatment of such ISO as a NQSO prior to the date of such termination in which event such option shall expire upon (I) the earlier of its stated term or the date that is one (1) year after the date of termination of employment or (II) such earlier date as the Committee shall specify. To the extent any ISO is not exercisable on the date of termination of employment, (i.e., to the extent not vested) such ISO shall terminate on the date of termination of employment unless the Committee shall have approved the treatment of such ISO as a NQSO prior to the date of such termination in which event such option shall expire upon (I) the earlier of its stated term or the date that is one (1) year after the date of termination of employment or (II) such earlier date as the Committee shall specify. To the extent any ISO is not exercised within the time period provided, such ISO shall terminate as of the date of expiration of such time period. Nothing in the Plan shall be construed as imposing any obligation on the Company to continue the employment of any Participant or shall interfere or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

(vi)	Termination of Employment as a Result of Death or Disability. In the event of the death or Disability of the Participant while employed by Company, the personal representative of the Participant (in the event of his death) or the Participant or the Participant’s legal guardian (in the event of his Disability) may, subject to the provisions hereof and before the date (the “Option Termination Date”) specified in the ISO Award Agreement, which date is not later than the earlier of the ISOs expiration date or the expiration of one (1) year after the date of such death or Disability, exercise the ISO granted to such Participant to the same extent the Participant might have exercised such ISO on the date of his death or Disability, but, unless otherwise provided in the ISO Award Agreement, not further or otherwise. To the extent any ISO is not, and does not in accordance with the terms of the Award Agreement become, exercisable as of the date of the death or Disability of a Participant, such ISO shall terminate on the date of death or Disability. To the extent any ISO is not exercised within the time period provided, such ISO shall terminate as of the date of expiration of such time period.

(vii)	Period to Exercise Option. Any ISO granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it shall have then become exercisable. An ISO granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an ISO or ISOs exercisable after satisfaction of certain conditions or in more than one installment, and if the employment of a Participant holding such ISO is terminated, then unless the ISO Award Agreement provides otherwise, the ISO shall be exercisable in accordance with the terms of Section 7(C)(v) or Section 7(C)(vi) only as to such number of shares as to which the Participant had the right to exercise the ISO on the date of termination of employment.

(viii)	Grants to Employees Only. An ISO may be granted only to a person who is an Employee.

D.    Terms of NQSOs. NQSOs granted hereunder shall be subject to the terms and conditions contained in Section 7(D)(i)-(iii) below, other applicable provisions of this Plan and to such other terms and conditions as the Committee may deem appropriate.

(i)	Option Period. Each NQSO Option Agreement shall specify the period during which the Option thereunder is exercisable (which shall not exceed ten (10) years from the date of grant) and shall provide that the NQSO shall expire at the end of such period.

(ii)	Option Price. The Option Price per Share shall be determined by the Committee at the time any NQSO is granted. The Option Price per Share shall not, in any event, be less than the Fair Market Value of a share of the Common Stock on the day the NQSO is granted, other than with respect to Options which the Company has (X) granted prior to January 23, 2002, or (Y) which the Company is contractually obligated to issue under collective bargaining agreements entered into prior to October 3, 2004, respectively, at an Option Price which was, or will be less than Fair Market Value as of the date of grant. Such price shall be subject to adjustment as provided in Section 13.

(iii)	Period to Exercise Option. Any NQSO granted hereunder may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of Shares with respect to which it shall have then become exercisable. An NQSO granted hereunder may become exercisable after satisfaction of certain conditions or in installments as determined by the Committee; provided, however, that if the Committee grants an Option exercisable after satisfaction of certain conditions or in more than one installment, and if the employment or engagement (as an independent contractor, Board member or otherwise) of a Participant holding such Option is terminated, then unless the Option Agreement provides otherwise, the Option shall be exercisable only as to such number of Shares as to which the Participant had the right to exercise the Option on the date of termination.

E.    Exercise of Option. The exercise of any Option under the Plan shall be subject to the provisions of Section 7(E)(i) and Section 7(E)(ii) below and other applicable provisions of this Plan.

(i)	Method of Exercising Option. Any Option granted hereunder or any portion thereof (in whole Shares only) may be exercised by the Participant by (a) delivering to the Company at its main office (attention its Secretary, Assistant Secretary or Chief Financial Officer) written notice which shall set forth the Participant’s election to exercise a portion or all of his Option, the number of Shares with respect to which the Option rights are being exercised, and such other representations and agreements as may be required by the Company to comply with applicable securities laws to which the Company is subject, and (b) paying in full the Option Price of the Shares purchased. Upon receipt of such notice and payment, the Company shall issue and deliver to the Participant a certificate for the number of Shares with respect to which Options were so exercised. In the Award Agreement, the Committee may require the exercise of Options by any Participant to comply with the requirements of the SEC.

(ii)

Payment of Option Price. The Option Price of the Shares as to which an Option is exercised shall be paid in full to the Company at the time of exercise or, if permitted by the Company, at the time of settlement if Company securities are being sold in one or more contemporaneous transactions with contemporaneous settlement dates. The payment may be made either in cash or its equivalent or, where permitted by law and approved by the Committee in its sole discretion: (a) by delivery of a promissory note on terms and conditions acceptable to the Committee; (b) by cancellation of indebtedness of the Company to the Participant; (c) by surrender of shares of Common Stock of the Company having a Fair Market Value equal to the exercise price of the Option; (d) by instructing the Company to withhold shares otherwise issuable pursuant to an exercise of an Option having a Fair Market Value equal to the exercise price of the Option (including withheld shares);

(e) by offset against compensation due or accrued to the Participant for services rendered; or (f) by any other means approved by the Committee. Participants who are not Employees shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares so purchased. Notwithstanding anything to the contrary above, the Committee, in its discretion, may suspend or terminate the right of Participants to pay in a form other than cash or other than at the time of settlement should the Committee deem such action to be in the best interests of the Company.

Section 8.    Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

A.    Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive in shares of Stock, (i) the excess, if any, of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date the Stock Appreciation Right is granted, with the result multiplied by (ii) the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

B.    Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. Subject to the provisions of Section 8(A) above, the terms, date(s) and methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award (so long as such terms and conditions do not cause such Stock Appreciation Rights to become deferred compensation as defined by Code Section 409A), and shall be reflected in the Award Agreement, provided that no Stock Appreciation Rights shall have a term of more than ten (10) years.

Section 9.    Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be determined by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

A.    Right to Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

B.    Other Terms. Performance Shares shall be payable in Stock, and have such other terms and conditions (including, without limitation, dates and methods of exercise) as determined by the Committee and reflected in the Award Agreement. Such terms and conditions shall not cause such Performance Shares to become deferred compensation as defined by Code Section 409A or, to the extent such Performance Shares become deferred compensation, such terms and conditions shall comply with the requirements of Code Section 409A. At the time of granting the Award, the Committee, in the Award Agreement or by other Plan rules, shall determine the performance factors applicable to the number of Performance Shares to be earned as set forth below and the period over which performance will be measured. The performance factors selected by the Committee in respect of Performance Shares shall be based on any one or more of the following: total shareholder return; return on equity, assets, capital or investment; operating, pre-tax or after-tax profit levels expressed in either absolute dollars, earnings per share or increases of the same; revenues or revenue growth; Stock price; cash flow; economic or cash value added; results of customer satisfaction surveys; and other measures of performance, quality, safety, productivity or process improvement, provided that any Performance Share granted to a Participant who is not and is not expected to become a Covered Employee shall also comply with Section 12(J) hereof. Such performance goals may be determined solely by reference to the performance of the Company, its Parent (if any), a Subsidiary of the Company, or a division or unit of any of the foregoing, or based on comparisons of any of the performance measures relative to other companies. These factors may have a minimum performance standard below which no amount will be paid, a target performance standard and a maximum performance standard above which no additional payments will be made. The Committee shall have the ability to adjust awards for extraordinary events to the extent permitted by Code Section 409A. The applicable performance period shall not exceed ten (10) years. Performance-based awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis; provided that any election to defer receipt of any payment with respect to a performance-based award shall be made not later than six months prior to the end of the applicable performance period or such earlier date as may be necessary to comply with the requirements of Code Section 409A.

Section 10.    Restricted Stock Awards. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be determined by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

A.    Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals, lapse of time or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

B.    Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

C.    Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

Section 11.    Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law (including, without limitation, compliance with the requirements of Code Section 409A), to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

Section 12.    General Provisions Applicable to Awards.

A.    Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee and to the extent permitted by the applicable terms of Code Sections 409A and 422, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other

Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards (to the extent otherwise permitted) may be granted either at the same time as or at a different time from the grant of such other Awards.

B.    Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

C.    Form of Payment for Awards. Subject to the terms of the Plan and any applicable law (including, without limitation, compliance with the requirements of Code Section 409A and 422) or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

D.    Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

E.    Beneficiaries. Notwithstanding Section 12(D) hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

F.    Stock Certificates. All Stock issuable under the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

G.    Acceleration Upon Death or Disability. To the extent provided in a Participant’s Award Agreement, upon the Participant’s death or Disability while serving as an Employee or Non-Employee, all outstanding Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7(C)(iv), the excess Options shall be deemed to be Non-Qualified Stock Options.

H.    Acceleration. Whether or not a Change of Control shall have occurred, the Committee may in its sole discretion (but only to the extent permitted by Code Section 409A or 422) at any time determine that all or a portion of a Participant’s Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 12(H).

I.    Effect of Acceleration. If an Award is accelerated under Section 12(H), the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that, to the extent permitted by the terms of the Plan and Code Section 409A, the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

J.    Performance Goals and Covered Employees. In order to preserve the deductibility of an Award under Code Section 162(m), the Committee may determine that any Award granted pursuant to this Plan to a Participant who is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)), and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee (or its designee) in each case that the performance goals and any other material conditions were satisfied. The maximum dollar amount of cash compensation that may be paid to a Covered Employee during a calendar year as a result of any Awards under this Agreement shall not exceed $3,000,000. The maximum number of shares underlying Awards (other than Options or Stock Appreciation Rights) which can be awarded to any Covered Employee during a calendar year shall not exceed 750,000.

K.    Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the Company to its Parent or one of its Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from a Subsidiary to another Subsidiary, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or other disposition of the Participant’s employer from the Company or its Parent or any Subsidiary. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, the Parent or a Subsidiary for purposes of Code Section 424(f), the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

L.    Loan Provisions. To the extent prohibited by law, the Company shall not make, guarantee or, arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder.

M.    No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional Shares may be issued under the Plan.

N.    Minimum Vesting Requirement. Subject to the other provisions of this Plan, each Award shall provide: (i) in the case of an Award whose normal vesting criteria is based on the passage of time, that such Award shall vest not earlier than ratably over a three (3) year period from the date of the Award Agreement, (ii) in the case of an Award whose normal vesting criteria is based on performance criteria that such Award shall not vest earlier than one (1) year from the first to occur of the date of the Award Agreement or the achievement or satisfaction of the performance criteria; provided, however, that the limitations imposed by clauses (i) and (ii) above shall not apply to:

(1)    Awards to Non-Employees;

(2)    Awards made prior to the date of approval of the Fourth Amended and Restated Long Term Incentive Plan by the stockholders of the Company;

(3)    Awards to Employees for up to ten percent (10%) of the Shares authorized under the Plan without any reduction for Awards made prior to the date of approval of the Fourth Amended and Restated Long Term Incentive Plan by the stockholders of the Company;

(4)    Awards made where the remaining life of the Plan would be less than three (3) years, in the case of time-based Awards, or one (1) year in the case of performance-based Awards.

(5)    Vesting (or the acceleration of vesting) of Awards pursuant to other provisions of the Plan, including upon or in connection with death, disability, retirement, Change of Control or other extraordinary events as determined by the Committee pursuant to Section 12(H).

Where an Award Agreement provides for both time and performance based vesting for the same Award, the relative vesting requirements set forth above shall apply depending on the applicable vesting criteria.

Awards subject to the limitations of clause (i) or clause (ii) of this Section 12(N) shall not be subject to acceleration of vesting, except as permitted under the other provisions of this Section or under other provisions of this Plan, including Section 12(H). The exemptions provided under clauses (1) – (5) above to the minimum vesting requirements imposed by clause (i) and clause (ii) of this Section 12(N) shall be cumulative and not exclusive of any other exemptions and the Company shall be permitted to classify an Award under the foregoing exemptions (or under other exemptions provided by other provisions of this Plan) at any time and from time to time in any manner which exempts an Award from the limitations of this Section 12(N).

Section 13.    Capital Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limit under Section 5(A) shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. Any such adjustments with respect to Options shall be made consistently with the applicable requirements of Code Sections 409A and 424(a) (whether such Option is an ISO or an NQSO). Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limit under Section 5(A) shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

Section 14.    Reservation of Shares. The Company, during the term of any Awards granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Awards granted under the Plan. If, in the opinion of the Company’s counsel, the issuance or sale of any Shares hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary for such issuance or sale, the Company shall not be obligated to issue or sell any Shares or Stock.

Section 15.    Securities Laws. Upon the exercise of an Option or other Award granting a Participant shares of Stock at a time when there is not in effect under the Securities Act, a current registration statement relating to the Shares to be received upon such exercise, the Participant shall represent and warrant in writing to the Company that the Shares purchased are being acquired for investment and not with a view to the distribution thereof and shall agree to the imposition of a legend on the certificate or certificates representing said Shares or on any direct registration registry or other book entry registry in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws:

This share certificate and the Shares represented hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), nor under the securities laws of any state and shall not be transferred at any time in the absence of (i) an effective registration statement under the Act and any other applicable state law with respect to such Shares at such time; or (ii) an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer at such time will not violate the Securities Act or any applicable state securities laws; or (iii) a “no action” letter from the Securities and Exchange Commission and a comparable ruling from any applicable state agency with respect to such state’s securities laws.

No Shares shall be issued or sold upon the exercise of any Option or other Award unless and until (i) the full amount of the purchase price has been paid as provided in the Award Agreement for such Award or as permitted pursuant to this Plan and (ii) the then applicable requirements of the Securities Act, the applicable securities laws of any other jurisdiction, as any of the same may be amended, the rules and regulations of the SEC and any other regulations of any securities exchange on which the Shares may be listed shall have been fully complied with and satisfied.

Section 16.    No Rights As Stockholders. A Participant shall not have any rights as a stockholder with respect to any Shares covered by any Option granted hereunder until (i) the issuance of a certificate for such Shares, or (ii) the registration of such Shares pursuant to a direct registration system or other form of book entry registration. No adjustment shall be made on the issuance of a share certificate to a Participant or the registration of such Shares pursuant to a direct registration system or other form of book entry registration as to any distributions or other rights for which the record date occurred prior to the date of issuance of such certificate or the registration of such Shares pursuant to a direct registration system or other form of book entry registration.

Section 17.    No Rights to Awards. No Participant or any eligible individual shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible individuals uniformly.

Section 18.    No Right to Continued Service. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or the Parent or any Subsidiary to terminate any Participant’s employment or status as an officer, director, consultant or independent contractor at any time, nor confer upon any Participant any right to continue as an employee, officer, director, consultant or independent contractor of the Company or the Parent or any Subsidiary.

Section 19.    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or the Parent or any Subsidiary.

Section 20.    Withholding. The Company or the Parent or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA and FUTA obligations) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes and to the extent permitted by Code Section 409A.

Section 21.    Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or the Parent or any Subsidiary unless provided otherwise in such other plan.

Section 22.    Indemnification and Exculpation. Each person who is or shall have been a member of the Board or of the Committee or any other committee authorized under this Plan shall be indemnified and held harmless by the Company against and from any and all loss, costs, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company’s written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any obligation that the Company may have to indemnify him or hold him harmless. Each member of the Board or of the Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board or of the Committee, or any other committee authorized under this Plan, or an officer or employee of the Company, be held liable for any determination made, or other action taken, or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken, or any omission to act, when any such determination, action or omission is made in good faith.

Section 23.    Use of Proceeds. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

Section 24.    Expenses. The expenses of administering the Plan shall be borne by the Company and its Parent or Subsidiaries.

Section 25.    Amendment and Discontinuance. The Board of the Company or the Committee, pursuant to delegated authority, may suspend, amend or terminate the Plan in any respect at any time without stockholder approval, but it may condition any such action on the approval of the Company’s stockholders (or any requisite vote thereof) if such approval is necessary or advisable, including under tax, securities, or other applicable laws, policies or regulations; and the Board or Committee may suspend, amend or terminate any outstanding Award without the approval of the Participant except that (A) an amendment or termination may not, without the Participant’s consent, reduce or diminish the value of the Award determined as if such Award had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination, and, (B) without the prior approval of the holders of a majority of the Company’s common stock: (i) the total number of Shares that may be optioned and sold under the Plan may not be increased (except by adjustment pursuant to Section 13); (ii) the expiration date of the Plan may not be extended; and (iii) the class or persons eligible to participate in the Plan may not be changed.

Section 26.    Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

Section 27.    Governing Law; Government and Other Regulations. Except as the same may be governed by the Code and any applicable federal securities laws, the Plan and any Options or other Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Nevada. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the Securities Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

Section 28.    General. The granting of an Award shall impose no obligation upon the Participant to exercise such Award. As herein used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders, unless the context or use shall fairly require a different construction. Section or paragraph headings are employed herein solely for convenience of reference, and such headings shall not affect the validity, meaning or enforceability of any provision of the Plan. All references herein to “Section,” “paragraph” or “subparagraph” shall mean the appropriately numbered Section, paragraph or subparagraph of the Plan except where reference is made to the Code or any other specified law or instrument. Any reference herein to compliance with the requirements of Code Sections 409A or 422 or to the extent permitted by Code Sections 409A or 422 or words of similar import shall be interpreted to mean: (i) in the case of any reference to Code Section 409A, application of the terms of the Plan or any Award or administration of the Plan or any Award, as the case may be, in such a manner that no additional income tax is imposed on a Participant pursuant to Code Section 409A(1)(a); and (ii) in the case of any reference to Code Section 422, application of the terms of the Plan or any Award or administration of the Plan or any Award, as the case may be, in such a manner that no Option that was at time of grant intended to constitute an ISO ceases to meet the eligibility criteria of Code Section 422.

AS APPROVED BY THE BOARD OF DIRECTORS OF AIRTRAN HOLDINGS, INC. ON JANUARY 27, 2009.

PROXY VOTING INSTRUCTIONS
AIRTRAN HOLDINGS, INC. 9955 AIRTRAN BLVD. ORLANDO, FL 32827	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Savings Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Savings Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AIRTRAN HOLDINGS, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by AIRTRAN HOLDINGS, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

If you vote your proxy by Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AIRHD1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AIRTRAN HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

ELECTION OF DIRECTORS, “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2002 LONG TERM INCENTIVE PLAN AND “FOR” RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Vote On Directors
1.	To elect three (3) Class I directors to the Board of Directors to serve for a three year term and until their successors are elected and qualified.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For all Except” and write the number(s) of the nominee(s) on the line below.
	NOMINEES: 1) Geoffrey T. Crowley 2) Don L. Chapman 3) Lewis H. Jordan	☐	☐	☐

	Vote On Proposal	FOR	AGAINST	ABSTAIN
2.	To amend and restate the Company’s 2002 Long Term Incentive Plan.	☐	☐	☐

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2009.	☐	☐	☐

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE MATTERS ABOVE AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

ANNUAL MEETING OF SHAREHOLDERS OF AIRTRAN HOLDINGS, INC. May 20, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS.
P R O X Y

The undersigned hereby appoints Robert L. Fornaro and Richard P. Magurno, and either of them, with power of substitution to each, the proxies of the undersigned to vote the common stock of the undersigned at the annual meeting of shareholders of AIRTRAN HOLDINGS, INC. to be held on May 20, 2009, at 11:00 a.m. at the Gaylord Palms Hotel & Convention Center, 6000 W. Osceola Parkway, Orlando, Florida 34746 and any adjournments or postponements thereof, as indicated on the reverse side of this proxy card with respect to the proposal set forth in the proxy statement, and in their discretion upon any matter that may properly come before the annual meeting or any adjournments or postponements thereof. The undersigned hereby revokes any previously submitted proxies.

(To be signed, dated and voted on reverse side.)